Exhibit 99.4
RESIDENTIAL CAPITAL CORPORATION,
ANY GUARANTORS PARTY HERETO,
and
DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Trustee
SUBORDINATED INDENTURE
Dated as of April 17, 2006
Subordinated Debt Securities

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Section 16.10.	Severability of Provisions	67

Section 16.11.	Company Released From Indenture Requirements Under Certain Circumstances	67

Exhibit A	Form of Guarantee

Exhibit B	Notice Address for Guarantors

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     THIS SUBORDINATED INDENTURE, dated as of the day of April 17, 2006 between RESIDENTIAL CAPITAL CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (hereinafter sometimes called the “Company”), the Guarantors (as defined herein), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a banking corporation duly incorporated and existing under the laws of the State of New York, as trustee hereunder (hereinafter sometimes called the “Trustee,” which term shall include any successor trustee appointed pursuant to Article Seven).
WITNESSETH:
     WHEREAS, the Company deems it necessary to issue from time to time for its lawful purposes securities (hereinafter called the “Securities” or, in the singular, “Security”) evidencing its unsecured indebtedness and has duly authorized the execution and delivery of this Indenture to provide for the issuance of the Securities in one or more series, unlimited as to principal amount, to bear such rates of interest, to mature at such time or times and to have such other provisions as shall be fixed as hereinafter provided; and
     WHEREAS, the Company represents that all acts and things necessary to constitute these presents a valid indenture and agreement according to its terms, have been done and performed, and the execution of this Indenture has in all respects been duly authorized, and the Company, in the exercise of legal rights and power in it vested, is executing this Indenture;
     NOW, THEREFORE:
     In order to declare the terms and conditions upon which the Securities are authenticated, issued and received, and in consideration of the premises, of the purchase and acceptance of the Securities by the Holders thereof and of the sum of one dollar to it duly paid by the Trustee at the execution of these presents, the receipt whereof is hereby acknowledged, the Company covenants and agrees with the Trustee, for the equal and proportionate benefit of the respective Holders from time to time of the Securities, as follows:
ARTICLE ONE.
Definitions.
     Section 1.01. Definitions. The terms defined in this Section (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture which are defined in the Trust Indenture Act or which are by reference therein defined in the Securities Act shall have the meanings (except as herein otherwise expressly provided or unless the context otherwise clearly requires) assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture as originally executed. The words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole, including the Exhibits to this instrument, and not to any particular article, Section or other subdivision. Certain terms used wholly or principally within an Article of this Indenture may be defined in that Article.

ADDITIONAL AMOUNTS:
     The term “Additional Amounts” shall mean any additional amounts which are required by a Security or by or pursuant to a Board Resolution under circumstances specified therein, to be paid by the Company in respect of certain taxes, assessments or governmental charges imposed on certain Holders of Securities and which are owing to such Holders of Securities.
ADJUSTED NET ASSETS:
     The term “Adjusted Net Assets” shall have the meaning specified in Section 15.05.
APPLICANTS:
     The term “Applicants” shall have the meaning specified in Section 5.02(b).
AUTHORIZED NEWSPAPER:
     The term “Authorized Newspaper” shall mean a newspaper in an official language of the country of publication of general circulation in the place in connection with which the term is used. If it shall be impractical in the opinion of the Trustee to make any publication of any notice required hereby in an Authorized Newspaper, any publication or other notice in lieu thereof which is made or given with the approval of the Trustee shall constitute a sufficient publication of such notice.
BOARD OF DIRECTORS:
     The term “Board of Directors” shall mean the Board of Directors of the Company or any committee established by the Board of Directors.
BOARD RESOLUTION:
     The term “Board Resolution” shall mean a resolution certified by the Secretary or Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.
BUSINESS DAY:
     The term “Business Day” shall mean, with respect to any Security, a day (other than a Saturday or Sunday) that in the city (or in any of the cities, if more than one) in which amounts are payable as specified on the face of the form of such Security, is neither a legal holiday nor a day on which banking institutions are authorized or required by law, regulation or executive order to close.
CAPITAL LEASE:
     The term “Capital Lease” shall mean, with respect to any Subsidiary, any lease of (or other agreement conveying the right to use) any real or personal property by such Subsidiary that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of such Subsidiary.
COMPANY:
     The term “Company” shall mean the Person named as the “Company” in the first paragraph of this instrument until a successor company shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Company” shall mean such successor company.
COMPANY ORDER:
     The term “Company Order” shall mean any request, order or confirmation signed by a Person designated pursuant to Section 2.03 to the Trustee, which may be transmitted by telecopy or in writing.
CORPORATE TRUST OFFICE:
     The term “Corporate Trust Office” means the office of the Trustee in New York, New York, at which at any particular time its corporate trust business shall be principally administered, which office at the date hereof is located at 60 Wall Street, New York, NY 10005 (with a copy to Deutsche Bank National Trust Company, Global Transaction Banking Trust and Securities Services, 25 DeForest Avenue, Mail Stop 01-0105, Summit, New Jersey 07901, except that, with respect to presentation of Securities for payment or registration of transfers and exchanges and the location of the Security Registrar, such term means the office or agency of the Trustee at which at any particular time its corporate agency business shall be conducted, which at the date hereof is located at Deutsche Bank National Trust Company, Global Transaction Banking, Trust and Securities Services, 25 DeForest Avenue, Mail Stop 01-0105, Summit, New Jersey 07901.
CORPORATION:
     The term “Corporation” shall mean a corporation, limited liability company, a statutory trust, a limited partnership or similar limited liability entity.
COUPON:
     The term “Coupon” shall mean any interest coupon appertaining to a Security.
COUPON SECURITY:
     The term “Coupon Security” shall mean any Security authenticated and delivered with one or more Coupons appertaining thereto.
DEFAULTS:
     The term “Defaults” shall have the meaning specified in Section 6.07.

DEPOSITORY:
     The term “Depository” shall mean, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depository by the Company pursuant to Section 2.01 until a successor Depository shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Depository” shall mean or include each Person who is then a Depository hereunder, and if at any time there is more than one such Person, “Depository” as used with respect to the Securities of any such series shall mean the Depository with respect to the Securities of that series.
EVENT OF DEFAULT:
     The term “Event of Default” shall mean any event specified as such in Section 6.01.
EXCHANGE ACT:
     The term “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
EXCLUDED SIGNIFICANT SUBSIDIARY:
     The term “Excluded Significant Subsidiary” shall mean (a) GMAC Bank, (b) any Foreign Subsidiary, (c) any Significant Subsidiary that is effectively restricted from guaranteeing the Securities by law or regulation, or (d) any Significant Subsidiary that is effectively restricted from guaranteeing the Securities by its charter, so long as such Significant Subsidiary referred to in this clause (d) is required to make dividends of all cash legally available therefor that is not required to pay current obligations of such Significant Subsidiary; provided, that no Significant Subsidiary under (a), (b), (c) and (d) shall be deemed an Excluded Significant Subsidiary if it guarantees any unsecured indebtedness of the Company or any Guarantor for borrowed money, whether or not evidenced by bonds, debentures, notes or similar instruments, or any guarantee of any such indebtedness.
FOREIGN SUBSIDIARY:
     The term “Foreign Subsidiary” shall mean a Subsidiary which is a controlled foreign corporation within the meaning of Section 957 of the Internal Revenue Code of 1986, as amended (unless substantially all the Subsidiary’s assets are located, and substantially all its operations are conducted, within one of the 50 states of the United States of America or any jurisdiction that hereinafter becomes a state).
FUNDING GUARANTOR:
     The term “Funding Guarantor” shall have the meaning specified in Section 15.05.
GAAP
     The term “GAAP” shall mean United States generally accepted accounting principals as in effect from time to time and as applied by the Company in the preparation of its financial statements.

GLOBAL SECURITY:
     The term “Global Security” shall mean a Registered Security or an Unregistered Security evidencing all or part of a series of Securities issued to the Depository for such series in accordance with Section 2.03.
GUARANTEE:
     The term “Guarantee” shall have the meaning specified in Section 15.01.
GUARANTOR:
     The term “Guarantor” shall mean any of the guarantors signatory hereto or any other Subsidiary that becomes a Guarantor pursuant to Section 4.07; provided that any Person constituting a Guarantor as described above shall cease to constitute a Guarantor when its Guarantee is released in accordance with the terms of Section 15.04.
GUARANTOR SENIOR INDEBTEDNESS:
     The term “Guarantor Senior Indebtedness” shall mean, with respect to each Guarantor, the principal of, premium, if any, and unpaid interest on the following, whether outstanding at the date hereof or thereafter incurred or created: (i) indebtedness of such Guarantor for money borrowed evidenced by notes or other written obligations; (ii) indebtedness of such Guarantor evidenced by securities, debentures, bonds or other securities issued under the provisions of an indenture or similar instrument; (iii) obligations of such Guarantor as lessee under capitalized leases and leases of property made as part of any sale and leaseback transactions; (iv) indebtedness of others of any of the kinds described in the preceding clauses (i) through (iii) assumed or guaranteed by such Guarantor (other than the Guarantee of such Guarantor); and (v) renewals, extensions and refundings of, and indebtedness and obligations of a successor corporation issued in exchange for or in replacement of, indebtedness or obligations of the kinds described in the preceding clauses (i) through (iv), unless in the case of any particular indebtedness, obligation, renewal, extension or refunding the instrument creating or evidencing the same or the assumption or guarantee thereof expressly provides that such indebtedness, obligation, renewal, extension or refunding is not superior in right of payment to the Securities.
HOLDER:
     The terms “Holder,” “Holder of Securities,” “Securityholder” or other similar terms, shall mean (a) in the case of any Registered Security, the Person in whose name at the time such Security is registered on the registration books kept for that purpose in accordance with the terms hereof, and (b) in the case of any Unregistered Security, the bearer of such Security.
INDEBTEDNESS:
     The term “Indebtedness” shall mean, with respect to any Person, without duplication: (i) all indebtedness of such Person for borrowed money, whether or not evidenced by bonds, debentures, notes or similar instruments; (ii) all obligations of such Person as lessee under Capital Leases that have been or should be recorded as liabilities on a balance sheet of such

Person in accordance with GAAP and all obligations of such Person as lessee under any so-called synthetic, off-balance sheet or tax retention lease; (iii) all obligations of such Person to pay the deferred purchase price of property or services (excluding trade accounts payable in the ordinary course of business); (iv) all indebtedness secured by a lien on the property of such Person, whether or not such indebtedness shall have been assumed by such Person; (v) all obligations, contingent or otherwise, with respect to the face amount of all letters of credit and banker’s acceptances issued for the account of such Person; (vi) all Suretyship Liabilities of such Person in respect of obligations of others of the type described in clauses (i) through (v) above; and (vii) all indebtedness of any partnership of which such Person is a general partner, to the extent of such liability.
INDENTURE:
     The term “Indenture” shall mean this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.
INTEREST PAYMENT DATE:
     The term “Interest Payment Date” when used with respect to any Security, means the stated maturity of an installment of interest on such Security.
ISSUE DATE:
     The term “Issue Date” shall mean, with respect to Securities of any tranche, whether evidenced by a Registered Security or an Unregistered Security, the date such Securities are authenticated pursuant to Section 2.03.
JUDGMENT CURRENCY:
     The term “Judgment Currency” shall have the meaning specified in Section 16.09.
MATURITY DATE:
     The term “Maturity Date” when used with respect to any Security, shall mean the stated maturity of the Security.
NEW YORK BANKING DAY:
     The term “New York Banking Day” shall have the meaning specified in Section 16.09.
OFFICERS’ CERTIFICATE:
     The term “Officers’ Certificate” shall mean a certificate signed by the Chairman of the Board of Directors or the President or any Chief Executive Officer or any Chief Financial Officer or any Executive Vice President or any Senior Vice President or any Vice President or any Managing Director or the Treasurer or the Assistant Treasurer and by the Secretary or any Assistant Secretary of the Company.

OFFICER:
     The term “Officer” shall mean the Chairman of the Board of Directors or the President or any Chief Executive Officer or any Chief Financial Officer or any Executive Vice President or any Senior Vice President or any Vice President or any Managing Director or the Treasurer or the Assistant Treasurer or the Secretary or any Assistant Secretary of the Company.
OPINION OF COUNSEL:
     The term “Opinion of Counsel” shall mean an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company or any Subsidiary, which opinion shall be reasonably acceptable to the Trustee.
ORIGINAL ISSUE DISCOUNT SECURITIES:
     The term “Original Issue Discount Securities” shall mean any Securities which are initially sold at a discount from the principal amount thereof and which provide upon Event of Default for declaration of an amount less than the principal amount thereof to be due and payable upon acceleration thereof.
OUTSTANDING:
     The term “outstanding” when used with reference to Securities, shall, subject to the provisions of Section 7.08 and Section 8.04, mean, as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except
     (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;
     (b) Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent), provided, that if such Securities are to be redeemed prior to the Maturity Date thereof, notice of such redemption shall have been given as in Article Three provided, or provisions satisfactory to the Trustee shall have been made for giving such notice; and
     (c) Securities in lieu of and in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of Article Two, unless proof satisfactory to the Trustee is presented that any such Securities are held by bona fide Holders in due course.
PAYING AGENT:
     The term “Paying Agent” shall mean initially Deutsche Bank Trust Company Americas, and subsequently, any other paying agent appointed by the Company from time to time in respect of the Securities.

PERSON:
     The term “Person” shall mean any individual, Corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.
PLACE OF PAYMENT:
     The term “Place of Payment,” when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest, if any, (and Additional Amounts, if any) on the Securities of that series are payable.
RECORD DATE:
     The term “Record Date” shall have the meaning specified in Section 2.04.
REGISTERED SECURITY:
     The term “Registered Security” shall mean any Security registered on the Security registration books of the Company.
REGULAR RECORD DATE:
     The term “Regular Record Date” for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Sections 2.01 and 2.04.
REQUIRED CURRENCY:
     The term “Required Currency” shall have the meaning specified in Section 16.09.
RESPONSIBLE OFFICER:
     The term “Responsible Officer” when used with respect to the Trustee shall mean any officer assigned by the Trustee to administer its corporate trust matters.
SECURITIES ACT:
     The term “Securities Act” shall mean the United States Securities Act of 1933, as amended.
SECURITIES AND SECURITY:
     The terms “Securities” and “Security” shall have the respective meanings specified in the recitals.

SECURITY REGISTER AND SECURITY REGISTRAR:
     The term “Security Register” and “Security Registrar” shall have the respective meanings specified in Section 2.05.
SENIOR INDEBTEDNESS:
     The term “Senior Indebtedness” means the principal of, premium, if any, and unpaid interest on the following, whether outstanding at the date hereof or thereafter incurred or created: (i) indebtedness of the Company for money borrowed evidenced by notes or other written obligations; (ii) indebtedness of the Company evidenced by securities (other than the Securities), debentures, bonds or other securities issued under the provisions of an indenture or similar instrument; (iii) obligations of the Company as lessee under capitalized leases and leases of property made as part of any sale and leaseback transactions; (iv) indebtedness of others of any of the kinds described in the preceding clauses (i) through (iii) assumed or guaranteed by the Company; and (v) renewals, extensions and refundings of, and indebtedness and obligations of a successor corporation issued in exchange for or in replacement of, indebtedness or obligations of the kinds described in the preceding clauses (i) through (iv), unless in the case of any particular indebtedness, obligation, renewal, extension or refunding the instrument creating or evidencing the same or the assumption or guarantee thereof expressly provides that such indebtedness, obligation, renewal, extension or refunding is not superior in right of payment to the Securities.
SIGNIFICANT SUBSIDIARY:
     The term “Significant Subsidiary” shall mean any Subsidiary of the Company which meets any of the following conditions:
     (1) The Company’s and its other subsidiaries’ proportionate share of the total assets (after intercompany eliminations) of the subsidiary exceeds 10 percent of the total assets of the Company and its subsidiaries on a consolidated basis as of the end of the most recently completed fiscal year; or
     (2) The subsidiary’s income from continuing operations before income taxes, extraordinary items and cumulative effect of a change in accounting principle exceeds 10 percent of such income of the Company and its subsidiaries on a consolidated basis for the most recently completed fiscal year.
     For purposes of this definition a subsidiary shall mean a Person which is controlled by the Company directly or indirectly through one or more intermediaries. For purposes of making any determinations or calculations, this definition shall be interpreted in accordance with the rules and instructions of Rule 1-02 of Regulation S-X of the Securities Act as in effect on the date hereof.
SUBSIDIARY:
     The term “Subsidiary” shall mean any corporation, partnership, limited liability company, association or other entity of which at least a majority of the outstanding stock or other interest having by the terms thereof ordinary voting power to elect a majority of the board of directors, managers or trustees of such corporation, partnership, limited liability company, association or other entity (irrespective of whether or not at the time stock or other interest of any other class or classes of such Person shall have or might have voting power by reason of the happening of any contingency) is at the time owned by the Company, or by one or more Subsidiaries, or by the Company and one or more Subsidiaries.
SURETYSHIP LIABILITY:
     The term “Suretyship Liability” shall mean, with respect to any Person, any agreement, undertaking or arrangement by which any subsidiary of such Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to or otherwise to invest in a debtor, or otherwise to assure a creditor against loss) any indebtedness, obligation or other liability of any other subsidiary of such Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other subsidiary of such Person. The amount of any Subsidiary’s obligation in respect of any Suretyship Liability will (subject to any limitation set forth therein) be deemed to be the principal amount of the debt, obligation or other liability supported thereby.
TRUSTEE
     The term “Trustee” shall have the meaning specified in the preamble.
TRUST INDENTURE ACT:
     The term “Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended.
UNITED STATES:
     The term “United States” shall mean the United States of America (including the States and the District of Columbia) and its possessions (including the Commonwealth of Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands).
UNITED STATES PERSON:
     The term “United States person” has the meaning given to it by the Internal Revenue Code of l986, as amended, and regulations thereunder, including U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D).
UNREGISTERED SECURITY:
     The term “Unregistered Security” shall mean any Security other than a Registered Security.

U.S. DOLLAR:
     The term “U.S. Dollar” or “$” means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.
     Section 1.02. Notice to Securityholders. Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of Securities of any event, such notice shall be sufficiently given if in writing and mailed, first class, postage prepaid, to each Holder at such Holder’s address as it appears in the Securities Register, not later than the latest date, and not earlier than the earliest date prescribed for such notice.
     Neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Security shall affect the sufficiency of such notice with respect to other Holders of Securities.
     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.
     Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.
ARTICLE TWO.
Issue, Execution, Registration and Exchange of Securities.
     Section 2.01. Amount Unlimited; Issuable in Series. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.
     The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers’ Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:
     (1) the designation of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);
     (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 2.05, 2.06, 2.07, 3.02 or 10.04 and except for any Securities which, pursuant to Section 2.03, are deemed never to have been authenticated and delivered hereunder);

     (3) the date or dates on which the principal of the Securities of the series is payable and the manner of payment of such principal; the rate or rates, which may be fixed or variable, at which the Securities of the series shall bear interest, if any, and if the rate or rates are variable, the manner of calculation thereof, the circumstances (if any) under which the rate or rates may be adjusted, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable, the manner of payment of such interest and, in the case of Registered Securities, the Regular Record Date for the determination of Holders of such Securities to whom interest is payable on any Interest Payment Date;
     (4) the place or places (in addition to such place or places specified in this Indenture) where the principal of (and premium, if any), interest, if any, and Additional Amounts, if any, on Securities of the series shall be payable;
     (5) the right, if any, of the Company to redeem Securities, in whole or in part, at its option and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed pursuant to any sinking fund or otherwise;
     (6) the obligation, if any, of the Company to redeem, purchase or repay Securities of the series pursuant to any mandatory redemption, sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;
     (7) if other than U.S. Dollars, the currency or currencies, or units based on or related to foreign currencies, in which the Securities of the series shall be denominated and in which payments of principal of (premium, if any), interest, if any, on and any other amounts payable with respect to such Securities shall or may be payable; or in the manner in which such currency, currencies or composite currencies will be determined; and if the principal of (and premium, if any) and interest, if any, on the Securities of such series are to be payable, at the election of the Company or a holder thereof, in a currency or currencies, including composite currencies, other than that or those in which the Securities are stated to be payable, the currency or currencies in which payment of the principal of (and premium, if any) and interest, if any, on Securities of such series as to which such election is made shall be payable, and the periods within which and the terms and conditions upon which such election is to be made;
     (8) if the amount of principal of or any premium or interest on the Securities of the series may be determined with reference to an index based on a currency or currencies other than that in which the Securities of the series are denominated, the manner in which such amounts shall be determined;
     (9) the denominations in which Securities of the series shall be issuable, if other than U.S. $l,000 or integral multiples thereof with respect to Registered Securities and denominations of U.S. $1,000 and U.S. $5,000 for Unregistered Securities;

     (10) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof or which the Trustee shall be entitled to claim pursuant to Section 6.02;
     (11) whether the Securities of the series will be issuable as Registered Securities or Unregistered Securities (with or without Coupons), or both, any restrictions applicable to the offer, sale or delivery of Unregistered Securities and, if other than as provided for in Section 2.05, the terms upon which Unregistered Securities of the series may be exchanged for Registered Securities of such series and vice versa; and whether the Securities of the series shall be issued in whole or in part in the form of one or more Global Securities and, in such case, the Depository for such Global Security or Securities and whether any Global Securities of the series are to be issuable initially in temporary form and whether any Global Securities of the series are to be issuable in definitive form with or without Coupons and, if so, whether beneficial owners of interests in any such definitive Global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which and the place or places where any such exchanges may occur, if other than in the manner provided in Section 2.05;
     (12) whether and under what circumstances the Company will pay Additional Amounts on the Securities of the series held by a Person who is not a United States person in respect of any tax, assessment or governmental charge withheld or deducted and, if so, whether the Company will have the option to redeem such Securities rather than pay such Additional Amounts;
     (13) the provisions, if any, for the defeasance of the Securities of the series;
     (14) if the Securities of such series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, the form and terms of such certificates, documents or conditions;
     (15) any trustees, depositaries, authenticating or paying agents, transfer agents, registrars or any other agents with respect to the Security of such series;
     (16) any deletions from, modifications of or additions to the Events of Default with respect to any of such Securities; and
     (17) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).
     All Securities of any one series shall be substantially identical except (i) as to denomination, (ii) that Securities of any series may be issuable as either Registered Securities or Unregistered Securities and (iii) as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officers’ Certificate or in any such indenture supplemental hereto.

     If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or any Assistant Secretary of the Company and delivered to the Trustee at the same time as or prior to the delivery of the Officers’ Certificate setting forth the terms of the series.
     Section 2.02. Form of Trustee’s Certificate of Authentication. The Trustee’s certificate of authentication shall be in the following form:
     [FORM OF TRUSTEE’S CERTIFICATE OF AUTHENTICATION]
     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Deutsche Bank Trust Company Americas, as Trustee,

By: Deutsche Bank National Trust Company

By:

Authorized Signatory

By:

Authorized Signatory
     Section 2.03. Form, Execution, Authentication, Delivery and Dating of Securities. The Securities of each series and the Coupons, if any, to be attached thereto, shall be in the forms approved from time to time by or pursuant to a Board Resolution, or established in one or more indentures supplemental hereto, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Securities may be listed, or to conform to usage.
     Each Security and Coupon shall be executed on behalf of the Company by its Chairman of the Board of Directors or any Vice Chairman of the Board of Directors or its President or any Chief Executive Officer or any Chief Financial Officer or any Executive Vice President or any Senior Vice President or any Vice President and by its Treasurer or any Assistant Treasurer or its Secretary or any Assistant Secretary. Such signatures may be the manual or facsimile signatures of the present or any future such officers.

     Each Security and Coupon bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Security, or the Security to which such Coupon appertains. At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company and, in the case of Coupon Securities, having attached thereto appropriate Coupons, to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities. If the form or terms of the Securities or Coupons of the series have been established in or pursuant to one or more Board Resolutions as permitted by this Section and Section 2.01, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 7.01) shall be fully protected in relying upon, an Opinion of Counsel stating:
     (a) if the form of such Securities or Coupons has been established by or pursuant to Board Resolution as permitted by Section 2.01, that such form has been established in conformity with the provisions of this Indenture;
     (b) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 2.01, that such terms have been established in conformity with the provisions of this Indenture; and
     (c) that each such Security and Coupon, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting the enforcement of creditors’ rights and to general equity principles.
     If such form or terms has been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee’s own rights, duties or immunities under the Securities and the Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.
     Every Registered Security shall be dated the date of its authentication. Each Unregistered Security shall be dated as provided in or pursuant to the Board Resolution or supplemental indenture referred to in Section 2.01 or, if no such terms are specified, the date of its original issuance.
     No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been duly authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such

Security to the Trustee for cancellation as provided in Section 2.08 together with a written statement (which need not comply with Section 16.04 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.
     If the Company shall establish pursuant to Section 2.01 that the Securities of a series are to be issued in whole or in part in the form of a Global Security, then the Company shall execute and the Trustee shall in accordance with this Section and the Company Order with respect to such series authenticate and deliver the Global Security that (i) shall represent and shall be denominated in an aggregate amount equal to the aggregate principal amount of outstanding Securities of such series to be represented by the Global Security, (ii) shall be registered, if in registered form, in the name of the Depository for such Global Security or the nominee of such Depository, and (iii) shall be delivered by the Trustee to such Depository or pursuant to such Depository’s instructions.
     Each Depository designated pursuant to Section 2.01 for a Global Security in registered form must, at the time of its designation and at all times while it serves as Depository, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation.
     Section 2.04. Denominations; Record Date. The Securities shall be issuable as Registered Securities or Unregistered Securities in such denominations as may be specified as contemplated in Section 2.01. In the absence of any such specification with respect to any series, such Securities shall be issuable in the denominations contemplated by Section 2.01.
     The term “Record Date” as used with respect to an Interest Payment Date (except a date for payment of defaulted interest) shall mean such day or days as shall be specified in the terms of the Registered Securities of any particular series as contemplated by Section 2.01; provided, however, that in the absence of any such provisions with respect to any series, such term shall mean (1) the last day of the calendar month next preceding such Interest Payment Date if such Interest Payment Date is the fifteenth day of a calendar month; or (2) the fifteenth day of a calendar month next preceding such Interest Payment Date if such Interest Payment Date is the first day of the calendar month.
     The Person in whose name any Registered Security is registered at the close of business on the Regular Record Date with respect to an Interest Payment Date shall be entitled to receive the interest payable and Additional Amounts, if any, payable on such Interest Payment Date notwithstanding the cancellation of such Registered Security upon any transfer or exchange thereof subsequent to such Regular Record Date and prior to such Interest Payment Date; provided, however, that if and to the extent the Company shall default in the payment of the interest and Additional Amounts, if any, due on such Interest Payment Date, such defaulted interest and Additional Amounts, if any, shall be paid to the Persons in whose names outstanding Registered Securities are registered on a subsequent Record Date established by notice given by mail by or on behalf of the Company to the Holders of Securities of the series in default not less than fifteen days preceding such subsequent Record Date, such Record Date to be not less than five days preceding the date of payment of such defaulted interest.

     Section 2.05. Exchange and Registration of Transfer of Securities. Registered Securities of any series may be exchanged for a like aggregate principal amount of Registered Securities of other authorized denominations of such series. Registered Securities to be exchanged shall be surrendered at the office or agency to be designated and maintained by the Company for such purpose in the Borough of Manhattan, The City of New York, in accordance with the provisions of Section 4.02, and the Company shall execute and register and the Trustee shall authenticate and deliver in exchange therefor the Registered Security or Registered Securities which the Holder making the exchange shall be entitled to receive.
     If the Securities of any series are issued in both registered and unregistered form, except as otherwise specified pursuant to Section 2.01, at the option of the Holder thereof, Unregistered Securities of any series may be exchanged for Registered Securities of such series of any authorized denominations and of a like aggregate principal amount, upon surrender of such Unregistered Securities to be exchanged at the agency of the Company that shall be maintained for such purpose in accordance with Section 4.02, with, in the case of Unregistered Securities that are Coupon Securities, all unmatured Coupons and all matured Coupons in default thereto appertaining. At the option of the Holder thereof, if Unregistered Securities of any series are issued in more than one authorized denomination, except as otherwise specified pursuant to Section 2.01, such Unregistered Securities may be exchanged for Unregistered Securities of such series of other authorized denominations and of a like aggregate principal amount, upon surrender of such Unregistered Securities to be exchanged at the agency of the Company that shall be maintained for such purpose in accordance with Section 4.02 or as specified pursuant to Section 2.01, with, in the case of Unregistered Securities that are Coupon Securities, all unmatured Coupons and all matured Coupons in default thereto appertaining. Unless otherwise specified pursuant to Section 2.01, Registered Securities of any series may not be exchanged for Unregistered Securities of such series. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.
     The Company (or its designated agent (the “Security Registrar”)) shall keep, at such office or agency, a Security Register (the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall register Securities and shall register the transfer of Registered Securities as in this Article Two provided. The Security Register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times the Security Register shall be open for inspection by the Trustee. Upon due presentment for registration of transfer of any Registered Security of a particular series at such office or agency, the Company shall execute and the Company or the Security Registrar shall register and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Registered Security or Registered Securities of such series for an equal aggregate principal amount.
     Unregistered Securities (except for any temporary bearer Securities) and Coupons shall be transferable by delivery.
     All Securities presented for registration of transfer or for exchange, redemption or payment, as the case may be, shall (if so required by the Company or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder or his attorney duly authorized in writing.
     No service charge shall be made for any exchange or registration of transfer of Registered Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.
     The Company shall not be required to exchange or register a transfer of (a) any Registered Securities of any series for a period of fifteen days next preceding any selection of such Registered Securities of such series to be redeemed, or (b) any Security of any such series selected for redemption except in the case of any such series to be redeemed in part, the portion thereof not to be so redeemed.
     Notwithstanding anything herein or in the terms of any series of Securities to the contrary, neither the Company nor the Trustee (which shall rely on an Officers’ Certificate and an Opinion of Counsel) shall be required to exchange any Unregistered Security for a Registered Security if such exchange would result in adverse Federal income tax consequences to the Company (including the inability of the Company to deduct from its income, as computed for Federal income tax purposes, the interest payable on any Securities) under then applicable United States Federal income tax laws.
     Section 2.06. Temporary Securities. Pending the preparation of definitive Securities of any series, the Company may execute and upon receipt of a Company Order the Trustee shall authenticate and deliver temporary Securities of such series (printed or lithographed). Temporary Securities of any series shall be issuable in any authorized denominations, and in the form approved from time to time by or pursuant to a Board Resolution but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company. Every temporary Security shall be executed by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. Without unnecessary delay the Company shall execute and shall furnish definitive Securities of such series and thereupon any or all temporary Registered Securities of such series may be surrendered in exchange therefor without charge at the office or agency to be designated and maintained by the Company for such purpose in the Borough of Manhattan, The City of New York, in accordance with the provisions of Section 4.02 and in the case of Unregistered Securities at any agency maintained by the Company for such purpose as specified pursuant to Section 2.01, and the Trustee shall authenticate and deliver in exchange for such temporary Securities an equal aggregate principal amount of definitive Securities of the same series of authorized denominations and in the case of such Securities that are Coupon Securities, having attached thereto the appropriate Coupons. Until so exchanged the temporary Securities of any series shall be entitled to the same benefits under this Indenture as definitive Securities of such series. The provisions of this Section 2.06 are subject to any restrictions or limitations on the issue and delivery of temporary Unregistered Securities of any series that may be established pursuant to Section 2.01 (including any provision that Unregistered Securities of such series initially be issued in the form of a single global Unregistered Security to be delivered to a depositary or agency of the Company located outside the United States and the procedures pursuant to which definitive Unregistered Securities of such series would be issued in exchange for such temporary global Unregistered Security).

     Section 2.07. Mutilated, Destroyed, Lost or Stolen Securities. In case any temporary or definitive Security of any series or, in the case of a Coupon Security, any Coupon appertaining thereto, shall become mutilated or be destroyed, lost or stolen, the Company in the case of a mutilated Security or Coupon shall, and in the case of a lost, stolen or destroyed Security or Coupon may, in its discretion, execute, and upon receipt of a Company Order the Trustee shall authenticate and deliver, a new Security of the same series as the mutilated, destroyed, lost or stolen Security or, in the case of a Coupon Security, a new Coupon Security of the same series as the mutilated, destroyed, lost or stolen Coupon Security or, in the case of a Coupon, a new Coupon Security of the same series as the Coupon Security to which such mutilated, destroyed, lost or stolen Coupon appertains, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen or in exchange for the Coupon Security to which such mutilated, destroyed, lost or stolen Coupon appertains, with all appurtenant Coupons not destroyed, lost or stolen. In every case the applicant for a substituted Security or Coupon shall furnish to the Company and to the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and to the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security or Coupon, as the case may be, and of the ownership thereof. The Trustee may authenticate any such substituted Security and deliver the same upon the written request or authorization of any officer of the Company. Upon the issuance of any substituted Security or Coupon, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith and in addition a further sum not exceeding ten dollars for each Security so issued in substitution. In case any Security or Coupon which has matured or is about to mature shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substituted Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Security or Coupon) if the applicant for such payment shall furnish the Company and the Trustee with such security or indemnity as they may require to save them harmless and, in case of destruction, loss or theft, evidence to the satisfaction of the Company and the Trustee of the destruction, loss or theft of such Security or Coupon and of the ownership thereof.
     Every substituted Security with, in the case of any such Security that is a Coupon Security, its Coupons, issued pursuant to the provisions of this Section by virtue of the fact that any Security or Coupon is destroyed, lost or stolen shall, with respect to such Security or Coupon, constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security or Coupon shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities, and the Coupons appertaining thereto, duly issued hereunder.
     All Securities and any Coupons appertaining thereto shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities and Coupons appertaining thereto and shall, to the extent permitted by law, preclude any and all other rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

     Section 2.08. Cancellation. All Securities surrendered for payment, redemption, exchange or registration of transfer, and all Coupons surrendered for payment as the case may be, shall, if surrendered to the Company or any agent of the Company or of the Trustee, be delivered to the Trustee and promptly cancelled by it or, if surrendered to the Trustee, be cancelled by it, and no Securities or Coupons shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall destroy cancelled Securities and Coupons and deliver a certificate of destruction to the Company.
     Section 2.09. Computation of Interest. Except as otherwise specified as contemplated by Section 2.01 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.
     Section 2.10. Securities in Global Form. If Securities of a series are issuable in global form, as specified as contemplated by Section 2.01, then, notwithstanding clause (9) of Section 2.01 and the provisions of Section 2.04, such Security shall represent such of the outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon and that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of outstanding Securities represented thereby shall be made by the Trustee in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 2.03 or Section 2.06. Subject to the provisions of Section 2.03 and, if applicable, Section 2.06, the Trustee shall deliver and redeliver any Security in definitive global bearer form in the manner and upon written instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 2.03 or 2.06 has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section l5.04 and need not be accompanied by an Opinion of Counsel. The beneficial owner of a Security represented by a definitive Global Security in bearer form may, upon no less than 30 days written notice to the Trustee, given by the beneficial owner through a Depository, exchange its interest in such definitive Global Security for a definitive Unregistered Security or Securities, or a definitive Registered Security or Securities, of any authorized denomination, subject to the rules and regulations of such Depository and its members. No individual definitive Unregistered Security will be delivered within the United States nor to any United States person (except as permitted under Treas. Reg. §1.163-5(c)(2)(i)(D)(3)).
     The provisions of the last sentence of the third to the last paragraph of Section 2.03 shall apply to any Security represented by a Security in global form if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 16.04 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of the third to the last paragraph of Section 2.03.

     Unless otherwise specified as contemplated by Section 2.01, payment of principal of and any premium and any interest on any Security in definitive global form shall be made to the Person or Persons specified therein.
     Section 2.11. Medium-Term Securities. Notwithstanding any contrary provision herein, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Company Order, Officers’ Certificate, supplemental indenture or Opinion of Counsel otherwise required pursuant to Sections 2.01, 2.03, 2.06 and 16.04 at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.
     An Officers’ Certificate or supplemental indenture, delivered pursuant to this Section 2.11 in the circumstances set forth in the preceding paragraph may provide that Securities which are the subject thereof will be authenticated and delivered by the Trustee on original issue from time to time upon the written order of Persons designated in such Officers’ Certificate or supplemental indenture and that such Persons are authorized to determine, consistent with such Officers’ Certificate or any applicable supplemental indenture such terms and conditions of said Securities as are specified in such Officers’ Certificate or supplemental indenture, provided that the foregoing procedure is acceptable to the Trustee.
ARTICLE THREE.
Redemption of Securities.
     Section 3.01. Redemption of Securities; Applicability of Article. Redemption of Securities of any series as permitted or required by the terms thereof shall be made in accordance with such terms and this Article; provided, however, that if any provision of any series of Securities shall conflict with any provision of this Article, the provision of such series of Securities shall govern.
     The notice date for a redemption of Securities shall mean the date on which notice of such redemption is given in accordance with the provisions of Section 3.02 hereof.
     Section 3.02. Notice of Redemption; Selection of Securities. The election of the Company to redeem any Securities shall be evidenced by an Officers’ Certificate. In case the Company shall desire to exercise the right to redeem all, or, as the case may be, any part of a series of Securities pursuant to the terms and provisions applicable to such series, it shall fix a date for redemption and shall mail a notice of such redemption at least thirty and not more than sixty days prior to the date fixed for redemption to the Holders of the Securities of such series which are Registered Securities to be redeemed as a whole or in part at their last addresses as the same appear on the Security Register. Such mailing shall be by prepaid first class mail. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder shall have received such notice. In any case, failure to give notice by mail, or any defect in the notice to the Holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series.

     Notice of redemption to the Holders of Unregistered Securities to be redeemed as a whole or in part, who have filed their names and addresses with the Trustee as described in Section 5.02(a)(iii), shall be given by mailing notice of such redemption, by first class mail, postage prepaid, at least thirty days and not more than sixty days prior to the date fixed for redemption, to such Holders at such addresses as were so furnished to the Trustee (and, in the case of any such notice given by the Company, the Trustee shall make such information available to the Company for such purpose). Notice of redemption to any other Holder of an Unregistered Security of such series shall be published in an Authorized Newspaper in the Borough of Manhattan, The City of New York and in an Authorized Newspaper in London (and, if required by Section 4.04, in an Authorized Newspaper in Luxembourg), in each case, once in each of two successive calendar weeks, the first publication to be not less than thirty nor more than sixty days prior to the date fixed for redemption. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder shall have received such notice. In any case, failure to give notice by mail, or any defect in the notice to the Holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series.
     Each such notice of redemption shall specify the provisions of such Securities under which such redemption is made, that the conditions precedent, if any, to such redemption have occurred, shall describe the same and the date fixed for redemption, the redemption price at which such Securities are to be redeemed, the Place of Payment, that payment will be made upon presentation and surrender of such Securities and, in the case of Coupon Securities, of all Coupons appertaining thereto maturing after the date fixed for redemption, that interest and Additional Amounts, if any, accrued to the date fixed for redemption will be paid as specified in said notice, and that on and after said date interest, if any, thereon or on the portions thereof to be redeemed will cease to accrue. If less than all of the Securities of a series are to be redeemed any notice of redemption published in an Authorized Newspaper shall specify the numbers of the Securities to be redeemed. In case any Security is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion thereof will be issued of the same series.
     At least one Business Day prior to the redemption date specified in the notice of redemption given for Unregistered Securities as provided in this Section and on or prior to the redemption date specified in the notice of redemption given for all Securities other than Unregistered Securities, the Company will deposit in trust with the Trustee or with one or more paying agents an amount of money sufficient to redeem on the redemption date all the Securities or portions of Securities so called for redemption at the appropriate redemption price, together with accrued interest, if any, to the date fixed for redemption. The Company will give the Trustee notice of each redemption at least forty-five days prior to the date fixed for redemption (unless a shorter notice is acceptable to the Trustee) as to the aggregate principal amount of Securities to be redeemed.
     If less than all of the Securities of a series are to be redeemed, the Trustee shall select, pro rata or by lot or in such other manner as it shall deem reasonable and fair, the numbers of the Securities to be redeemed in whole or in part.

     Section 3.03. Payment of Securities Called for Redemption. If notice of redemption has been given as above provided, the Securities or portions of Securities with respect to which such notice has been given shall become due and payable on the date and at the Place of Payment stated in such notice at the applicable redemption price, together with interest, if any (and Additional Amounts, if any), accrued to the date fixed for redemption, and on and after said date (unless the Company shall default in the payment of such Securities at the redemption price, together with interest, if any, and Additional Amounts, if any, accrued to said date) interest on the Securities or portions of Securities so called for redemption shall cease to accrue. On presentation and surrender of such Securities subject to redemption at said Place of Payment in said notice specified, the said Securities or the specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with interest, if any, and Additional Amounts, if any, accrued thereon to the date fixed for redemption. Interest, if any (and Additional Amounts, if any), maturing on or prior to the date fixed for redemption shall continue to be payable (but without interest thereon unless the Company shall default in payment thereof) in the case of Coupon Securities to the bearers of the Coupons for such interest upon surrender thereof, and in the case of Registered Securities to the Holders thereof registered as such on the Security Register on the relevant record date subject to the terms and provisions of Section 2.04. At the option of the Company payment may be made by check to (or to the order of) the Holders of the Securities or other Persons entitled thereto against presentation and surrender of such Securities.
     If any Coupon Security surrendered for redemption shall not be accompanied by all appurtenant Coupons maturing after the date fixed for redemption, the surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee, if there be furnished to each of them such security or indemnity as they may require to save each of them harmless.
     Upon presentation of any Security redeemed in part only, the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities, of authorized denominations, in aggregate principal amount equal to the unredeemed portion of the Security so presented of the same series.
ARTICLE FOUR.
Particular Covenants of the Company.
     Section 4.01. Payment of Principal, Premium, Interest and Additional Amounts. The Company will duly and punctually pay or cause to be paid the principal of (and premium, if any), interest, if any, and Additional Amounts, if any, on each of the Securities at the place, at the respective times and in the manner provided in the terms of the Securities and in this Indenture. The interest on Coupon Securities (together with any Additional Amounts) shall be payable only upon presentation and surrender of the several Coupons for such interest installments as are evidenced thereby as they severally mature. The interest, if any, on any temporary bearer Securities (together with any Additional Amounts) shall be paid, as to the installments of interest evidenced by Coupons attached thereto, if any, only upon presentation and surrender thereof, and, as to the other installments of interest, if any, only upon presentation of such Securities for notation thereon of the payment of such interest. The interest on Registered Securities (together with any Additional Amounts) shall be payable only to the Holders thereof and at the option of the Company may be paid by mailing checks for such interest payable to or upon the order of such Holders at their last addresses as they appear on the Security Register for such Securities unless otherwise specified in the terms of the Securities of the series as contemplated by Section 2.01.
     Section 4.02. Offices for Notices and Payments, etc. As long as any of the Securities of a series remain outstanding, the Company will designate and maintain, in the Borough of Manhattan, The City of New York, an office or agency where the Registered Securities of such series may be presented for registration of transfer and for exchange as in this Indenture provided, an office or agency where notices and demands to or upon the Company in respect of the Securities of such series or of this Indenture may be served, and an office or agency where the Securities of such series may be presented for payment. The Company will give to the Trustee notice of the location of each such office or agency and of any change in the location thereof. In case the Company shall fail to maintain any such office or agency in the Borough of Manhattan, The City of New York, or shall fail to give such notice of the location or of any change in the location thereof, presentations may be made and notices and demands may be served at the corporate trust office of the Trustee in the Borough of Manhattan, The City of New York, and the Company hereby appoints the Trustee as its agent to receive all such presentations, notices and demands.
     If Unregistered Securities of any series are outstanding, the Company will maintain or cause the Trustee to maintain one or more agencies in a city or cities located outside the United States (including any city in which such an agency is required to be maintained under the rules of any stock exchange on which the Securities of such series are listed) where such Unregistered Securities, and Coupons, if any, appertaining thereto may be presented for payment. No payment on any Unregistered Security or Coupon will be made upon presentation of such Unregistered Security or Coupon at an agency of the Company within the United States nor will any payment be made by transfer to an account in, or by mail to an address in, the United States, except, at the option of the Company, if the Company shall have determined that, pursuant to applicable United States laws and regulations then in effect such payment can be made without adverse tax consequences to the Company. Notwithstanding the foregoing, payments in U.S. Dollars with respect to Unregistered Securities of any series and Coupons appertaining thereto which are payable in U.S. Dollars may be made at an agency of the Company maintained in the Borough of Manhattan, The City of New York if such payment in U.S. Dollars at each agency maintained by the Company outside the United States for payment on such Unregistered Securities is illegal or effectively precluded by exchange controls or other similar restrictions.
     The Company hereby initially designates Deutsche Bank Trust Company Americas, located at its Corporate Trust Office as the Security Registrar and as the office or agency of the Company in the Borough of Manhattan, The City of New York, where the Securities may be presented for payment and, in the case of Registered Securities, for registration of transfer and for exchange as in this Indenture provided and where notices and demands to or upon the Company in respect of the Securities of any series or of this Indenture may be served.
     Section 4.03. Provisions as to Paying Agent. (a) Whenever the Company shall appoint a paying agent other than the Trustee with respect to the Securities of any series, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section:

     (1) that it will hold sums held by it as such agent for the payment of the principal of (and premium, if any), interest, if any, or Additional Amounts, if any, on the Securities of such series in trust for the benefit of the Holders of the Securities of such series, or Coupons appertaining thereto, as the case may be, entitled thereto and will notify the Trustee of the receipt of sums to be so held,
     (2) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the Securities of such series) to make any payment of the principal of (or premium, if any), interest, if any, or Additional Amounts, if any, on the Securities of such series when the same shall be due and payable, and
     (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such paying agent.
     (b) If the Company shall act as its own paying agent, it will, on or before each due date of the principal of (and premium, if any), interest, if any, or Additional Amounts, if any, on the Securities of any series set aside, segregate and hold in trust for the benefit of the Holders of the Securities of such series entitled thereto a sum sufficient to pay such principal (and premium if any), interest, if any, or Additional Amounts, if any, so becoming due. The Company will promptly notify the Trustee of any failure to take such action.
     (c) Anything in this Section to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge with respect to one or more or all series of Securities hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for such series by it or any paying agent hereunder as required by this Section, such sums to be held by the Trustee upon the trusts herein contained.
     (d) Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section is subject to the provisions of Sections 12.03 and 12.04.
     Section 4.04. Luxembourg Publications. In the event of the publication of any notice pursuant to Section 3.02, 6.07, 7.10, 7.11, 9.02, 10.02 or 12.05, the party making such publication shall also, to the extent that notice is required so to be given to Holders of Securities of any series by applicable Luxembourg law or stock exchange regulation, make a similar publication the same number of times in Luxembourg.
     Section 4.05. Statement by Officers as to Default. (a) The Company will deliver to the Trustee, on or before a date not more than four months after the end of each fiscal year of the Company (which, on the date of execution hereof, ends on December 31) ending after the date hereof, commencing with the fiscal year ended 2006, but in no event less than once every twelve months, a brief certificate of the Company’s principal executive officer, principal financial officer or principal accounting officer as to such officer’s knowledge of the Company’s compliance with all conditions and covenants under this Indenture (such compliance to be determined without regard to any period of grace or requirement of notice provided under this Indenture).

     (b) Promptly after any Officer has knowledge of a default hereunder, the Company will deliver to the Trustee a written notice specifying the nature and period of existence thereof and the action the Company is taking and proposes to take with respect thereto.
     Section 4.06. Existence. Subject to Article Eleven, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any rights or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Securityholders
     Section 4.07. Guarantees of Significant Subsidiaries. The Company shall:
     (a) within 45 days after the end of each of the first three fiscal quarters of each year and 90 days after the end of each fiscal year,
     (b) contemporaneously with the acquisition of any Person which upon such acquisition is, or of any asset which causes the Subsidiary acquiring such assets (without regard to any other assets of such Subsidiary) to be, a Significant Subsidiary (other than an Excluded Significant Subsidiary), and
     (c) contemporaneously with the guarantee by any Subsidiary of any unsecured indebtedness of the Company with a maturity in excess of one year, cause (i) in the case of clause (a), each Person that is a Significant Subsidiary (other than an Excluded Significant Subsidiary) as of the end of such quarter or fiscal year and is not already a Guarantor, (ii) in the case of clause (b), such Significant Subsidiary and (iii) in the case of clause (c), such Subsidiary, to execute and deliver to the Trustee a supplemental indenture pursuant to Section 10.01(h) whereby such Significant Subsidiary or Subsidiary unconditionally guarantees in accordance with Article Fifteen the principal of (premium, if any), and interest, if any, and Additional Amounts, if any, on the Securities and all other amounts payable by the Company hereunder or thereunder, and shall agree to be bound by Article Fifteen of this Indenture.
ARTICLE FIVE.
Securityholder Lists and Reports by the Company and the Trustee.
     Section 5.01. Securityholder Lists. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee with respect to the Securities of each series:
     (a) semiannually, not later than each Interest Payment Date (in the case of any series having semiannual Interest Payment Dates) or not later than the dates determined pursuant to Section 2.01 (in the case of any series not having semiannual Interest Payment Dates) a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of such series as of the Regular Record Date (or as of such other date as may be determined pursuant to Section 2.01 for such series) therefor, and
     (b) at such other times as the Trustee may request in writing, within thirty days after receipt by the Company of any such request, a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of Securities of a particular series specified by the Trustee as of a date not more than fifteen days prior to the time such information is furnished;
provided, however, that if and so long as the Trustee shall be the Security Registrar any such list shall exclude names and addresses received by the Trustee in its capacity as Security Registrar, and if and so long as all of the Securities of any series are Registered Securities, such list shall not be required to be furnished.
     Section 5.02. Preservation and Disclosure of Lists. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders of each series of Securities (i) contained in the most recent list furnished to it as provided in Section 5.01, (ii) received by the Trustee in its capacity as Security Registrar or a Paying Agent, or (iii) that have filed their names and addresses with the Trustee within the preceding two years. The Trustee may destroy any list furnished to it as provided in Section 5.01 upon receipt of a new list so furnished.
     (b) In case three or more Holders of Securities (hereinafter referred to as “Applicants”) apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Security of such series for a period of at least six months preceding the date of such application, and such application states that the Applicants’ desire to communicate with other Holders of Securities of a particular series (in which case the Applicants must hold Securities of such series) or with Holders of all Securities with respect to their rights under this Indenture or under such Securities and it is accompanied by a copy of the form of proxy or other communication which such Applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either:
     (1) afford to such Applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section, or
     (2) inform such Applicants as to the approximate number of Holders of Securities of such series or all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee, in accordance with the provisions of subsection (a) of this Section, and as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application.
     If the Trustee shall elect not to afford to such Applicants access to such information, the Trustee shall, upon the written request of such Applicants, mail to each Holder of such series or all Securities, as the case may be, whose name and address appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five Business Days after such tender, the Trustee shall mail to such Applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Securities of such series or all Securities, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If said Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, said Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met, and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such Applicants respecting their application.
     (c) Each and every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of the Company or of the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with the provisions of subsection (b) of this Section, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under said subsection (b).
     Section 5.03. Reports by the Company. The Company covenants:
     (a) to file with the Trustee within fifteen days after the Company is required to file the same with the Securities and Exchange Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as said Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with said Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and said Commission, in accordance with rules and regulations prescribed from time to time by said Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;
     (b) to file with the Trustee and the Securities and Exchange Commission, in accordance with the rules and regulations prescribed from time to time by said Commission, such additional information, documents, and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations;
     (c) to transmit by mail to all the Holders of Securities of each series, as the names and addresses of such Holders appear on the Security Register, within thirty days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company with respect to each such series pursuant to subsections (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Securities and Exchange Commission; and

     (d) If Unregistered Securities of any series are outstanding, to file with the listing agent of the Company with respect to such series such documents and reports of the Company as may be required from time to time by the rules and regulations of any stock exchange on which such Unregistered Securities are listed.
     Section 5.04. Reports by the Trustee. (a) On or before a date not more than four months after the end of each fiscal year of the Company (which, on the date of execution hereof, ends on December 31) ending after the date hereof, commencing with the fiscal year December 31, 2006, but in no event less than once every twelve months, so long as any Securities of any series are outstanding hereunder, the Trustee shall transmit to the Holders of any Securities of such series (including any Holder that has filed their names and addresses with the Trustee pursuant to Section 5.02(a)(iii)), in the manner provided by Section 313(c) of the Trust Indenture Act, a brief report dated as of such reporting date as may be required by Section 313(a) of the Trust Indenture Act. The Trustee shall also, to the extent applicable, provide such Persons, in the manner provided by Section 313(c) of the Trust Indenture Act, the reports required by Section 313(b) of the Trust Indenture Act.
     (b) A copy of each such report shall, at the time of such transmission to Holder of Securities of a particular series, be filed by the Trustee with each stock exchange upon which the Securities of such series are listed and also with the Securities and Exchange Commission. The Company agrees to notify the Trustee when and as the Securities of any series become listed on any stock exchange.
ARTICLE SIX.
Remedies on Default.
     Section 6.01. Events of Default. In case one or more of the following Events of Default with respect to a particular series of Securities shall have occurred and be continuing, that is to say:
     (a) default in the payment of the principal of (or premium, if any, on) any of the Securities of such series as and when the same shall become due and payable either at maturity, upon redemption, by declaration or otherwise;
     (b) default in the payment of any installment of interest, if any, or in the payment of any Additional Amounts upon any of the Securities of such series as and when the same shall become due and payable, and continuance of such default for a period of thirty days;
     (c) failure on the part of the Company duly to observe or perform any of the covenants or agreements described in Section 4.07 or Article Eleven for a period of thirty days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least twenty-five percent in aggregate principal amount of the Securities of such series at the time outstanding;
     (d) failure on the part of the Company or any Guarantor duly to observe or perform any other of the covenants or agreements on the part of the Company or such Guarantor, applicable to such series of the Securities or contained in this Indenture (other than the covenants described in clauses (a), (b) and (c)) for a period of ninety days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least twenty-five percent in aggregate principal amount of the Securities of such series at the time outstanding;
     (e) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company, any Significant Subsidiary or any Guarantor in an involuntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, or a decree or order adjudging the Company, such Significant Subsidiary or such Guarantor a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Company, such Significant Subsidiary or such Guarantor or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company, such Significant Subsidiary or such Guarantor or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs, shall have been entered and such decree or order shall remain unstayed and in effect for a period of ninety (90) days;
     (f) the Company, any Significant Subsidiary or any Guarantor shall commence a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or shall consent to the entry of a decree or order for relief in an involuntary case or proceeding against the Company, such Significant Subsidiary or such Guarantor, or the filing by the Company, any Significant Subsidiary or any Guarantor of a petition or answer to consent seeking reorganization or relief under any such applicable federal or state law, or the consent by the Company, any Significant Subsidiary or any Guarantor to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, custodian, sequestrator (or similar official) of the Company, such Significant Subsidiary or any Guarantor or of any substantial part of its property, or the making by the Company, any Significant Subsidiary or any Guarantor of any general assignment for the benefit of creditors, or the taking of action by the Company, any Significant Subsidiary or any Guarantor in furtherance of any such action; or
     (g) any Guarantee shall cease to be in full force and effect (unless such Guarantee shall have been released pursuant to Section 15.04), then if an Event of Default (other than as described in clause (e) or (f)) shall have occurred and be continuing, and in each and every such case, unless the principal amount of all the Securities of such series shall have already become due and payable, either the Trustee or the Holders of not less than twenty-five percent in aggregate principal amount of the Securities of all series affected thereby then outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by Holders of such Securities) may declare the principal amount of all the Securities (or, with respect to Original Issue Discount Securities, such lesser amount as may be specified in the terms of such Securities) of the series affected thereby to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, any provision of this Indenture or the Securities of such series contained to the contrary notwithstanding; and if an Event of Default described in clause (e) or (f) shall have occurred and be continuing, the principal of all the Securities not already due and payable (or, with respect to Original Issue Discount Securities, such lesser amount as may be specified in the terms of such Securities) shall become due and payable immediately without any declaration or other act on part of the Trustee or any Securityholder, any provision of this Indenture or the Securities of such series contained to the contrary notwithstanding. The foregoing provisions, however, are subject to the conditions that if, at any time after the principal of the Securities of any one or more or all series, as the case may be, shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest, if any, and all Additional Amounts, if any, due upon all the Securities of such series or of all the Securities, as the case may be, and the principal of (and premium, if any, on) all Securities of such series or of all the Securities, as the case may be (or, with respect to Original Issue Discount Securities, such lesser amount as may be specified in the terms of such Securities), which shall have become due otherwise than by acceleration (with interest, if any, upon such principal and premium, if any, and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest and Additional Amounts, if any, at the same rate as the rate of interest specified in the Securities of such series, as the case may be (or, with respect to Original Issue Discount Securities at the rate specified in the terms of such Securities for interest on overdue principal thereof upon maturity, redemption or acceleration of such series, as the case may be), to the date of such payment or deposit), and such amount as shall be payable to the Trustee pursuant to Section 7.06, and any and all defaults under the Indenture shall have been remedied, then and in every such case the Holders of a majority in aggregate principal amount of the Securities of such series (or of all the Securities, as the case may be) then outstanding, by written notice to the Company and to the Trustee, may waive all defaults with respect to that series or with respect to all Securities, as the case may be and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon. If the principal of all Securities shall have been declared to be payable pursuant to this Section 6.01, in determining whether the Holders of a majority in aggregate principal amount thereof have waived all defaults and rescinded and annulled such declaration, all series of Securities shall be treated as a single class and the principal amount of Original Issue Discount Securities shall be deemed to be the amount declared payable under the terms applicable to such Original Issue Discount Securities.
     In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such recession and annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, Trustee and the Holders of Securities, as the case may be, shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the Holders of Securities, as the case may be, shall continue as though no such proceedings had been taken.
     Section 6.02. Payment of Securities on Default; Suit Therefor. The Company covenants that (1) in case default shall be made in the payment of any installment of interest, if any, on any of the Securities of any series or any Additional Amounts payable in respect of any of the Securities of any series, as and when the same shall become due and payable, and such default shall have continued for a period of thirty days or (2) in case default shall be made in the payment of the principal of (or premium, if any, on) any of the Securities of any series, as and when the same shall have become due and payable, whether upon maturity of such series or upon redemption or upon declaration or otherwise, then upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the Holders of the Securities of such series, and the Coupons, if any, appertaining to such Securities, the whole amount that then shall have become due and payable on all such Securities of such series and such Coupons, for principal (and premium, if any) or interest, if any, or Additional Amounts, if any, as the case may be, with interest upon the overdue principal (and premium, if any) and (to the extent that payment of such interest is enforceable under applicable law) upon overdue installments of interest, if any, and Additional Amounts, if any, at the same rate as the rate of interest specified in the Securities of such series (or, with respect to Original Issue Discount Securities, at the rate specified in the terms of such Securities for interest on overdue principal thereof upon maturity, redemption or acceleration); and, in addition thereto, such further amounts as shall be payable pursuant to Section 7.06.
     In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Company or other obligor upon such Securities and collect in the manner provided by law out of the property of the Company or other obligor upon such Securities wherever situated the moneys adjudged or decreed to be payable.
     In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor upon Securities of any series under Title 11 of the United States Code or any other applicable law, or in case a receiver or trustee shall have been appointed for the property of the Company or such other obligor, or in case of any other judicial proceedings relative to the Company or such other obligor, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Securities of such series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal (or, with respect to Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series), and premium, if any, interest, if any, and Additional Amounts, if any, owing and unpaid in respect of the Securities of such series, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee under Section 7.06 and of the Holders of the Securities and Coupons of such series allowed in any such judicial proceedings relative to the Company or other obligor upon the Securities of such series, or to the creditors or property of the Company or such other obligor, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Securityholders of such series and of the Trustee on their behalf; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the Holders of the Securities and Coupons of such series to make payments to the Trustee and, in the event that the Trustee shall consent to the making of payments directly to the Securityholders of such series, to pay to the Trustee such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other reasonable expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith.
     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.
     All rights of action and of asserting claims under this Indenture, or under any of the Securities, may be enforced by the Trustee without the possession of any of the Securities or Coupons appertaining to such Securities, or the production thereof on any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the Holders of the Securities or Coupons appertaining thereto.
     In case of a default hereunder the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.
     Section 6.03. Application of Moneys Collected by Trustee. Any moneys collected by the Trustee pursuant to Section 6.02 shall, subject to the subordination provisions hereof, be applied in the order following, at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal (or premium, if any) or interest, if any, upon presentation of the several Securities and Coupons in respect of which moneys have been collected, and stamping thereon the payment, if only partially paid, and upon surrender thereof, if fully paid:
     FIRST: To the payment of the amounts payable to the Trustee pursuant to Section 7.06;
     SECOND: In case the principal of the Securities in respect of which moneys have been collected shall not have become due, to the payment of interest, if any, and Additional Amounts, if any, on the Securities of such series in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the same rate as the rate of interest, if any, and Additional Amounts, if any, specified in the Securities of such series (or, with respect to Original Issue Discount Securities, at the rate specified in the terms of such Securities for interest on overdue principal thereof upon maturity, redemption or acceleration), such payments to be made ratably to the Persons entitled thereto, without discrimination or preference;
     THIRD: In case the principal of the Securities in respect of which moneys have been collected shall have become due, by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon the Securities of such series for principal (and premium, if any), interest, if any, and Additional Amounts, if any, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest, if any, and Additional

Amounts, if any, at the same rate as the rate of interest specified in the Securities of such series (or, with respect to Original Issue Discount Securities, at the rate specified in the terms of such Securities for interest on overdue principal thereof upon maturity, redemption or acceleration); and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such series, then to the payment of such principal (and premium, if any), interest, if any, and Additional Amounts, if any, without preference or priority of principal (and premium, if any), over interest, if any, and Additional Amounts, if any, or of interest, if any, and Additional Amounts, if any, over principal (and premium, if any), or of any installment of interest, if any, or Additional Amounts, if any, over any other installment of interest, if any, or Additional Amounts, if any, or of any Security of such series over any other Security of such series, ratably to the aggregate of such principal (and premium, if any), and accrued and unpaid interest, if any, and Additional Amounts, if any; and
     FOURTH: To the Company.
     Section 6.04. Proceedings by Securityholders. No Holder of any Security of any series or of any Coupon appertaining thereto shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceedings at law or in equity or in bankruptcy or otherwise, upon or under or with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than twenty-five percent in aggregate principal amount of the Securities of such series then outstanding shall have made written request upon the Trustee to institute such action or proceedings in its own name as trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for sixty days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceedings and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 6.06; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security with every other taker and Holder and the Trustee, that no one or more Holders of Securities or Coupons appertaining to such Securities shall have any right in any manner whatever by virtue of or by availing himself of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder of Securities or Coupons appertaining to such Securities, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities and Coupons. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity. Notwithstanding the first sentence of this Section 6.04, if an Event of Default specified in clauses (e) and (f) of Section 6.01 occurs, no further action or declaration on part of the Trustee or any Securityholder is required.
     Notwithstanding any other provisions in this Indenture, however, the right of any Holder of any Security to receive payment of the principal of (and premium, if any) and interest, if any, and Additional Amounts, if any, on such Security or Coupon, on or after the respective due dates expressed in such Security or Coupon, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder. With respect to Original Issue Discount Securities, principal shall mean such amount as shall be due and payable be specified in the terms of such Securities.
     Section 6.05. Remedies Cumulative and Continuing. All powers and remedies given by this Article Six to the Trustee or to the Holders of Securities or Coupons shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the Holders of Securities or Coupons, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any Holder of any of the Securities or Coupons to exercise any right or power accruing upon any default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 6.04, every power and remedy given by this Article Six or by law to the Trustee or to the Holders of Securities or Coupons may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders of Securities or Coupons, as the case may be.
     Section 6.06. Direction of Proceedings. The Holders of a majority in aggregate principal amount of the Securities of any or all series affected (voting as one class) at the time outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that (i) such direction shall not be in conflict with any rule of law or with this Indenture, (ii) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction and (iii) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, determines that the action or proceedings so directed would be prejudicial to the Holders not joining in such direction or may not lawfully be taken or if the Trustee in good faith by its board of directors or executive committee or a trust committee of directors or trustees and/or Responsible Officers shall determine that the action or proceedings so directed would involve the Trustee in personal liability.
     Prior to any declaration accelerating the maturity of the Securities of any series, the holders of a majority in aggregate principal amount of the Securities of such series at the time outstanding may on behalf of the Holders of all of the Securities of such series waive any past default or Event of Default hereunder and its consequences except a default in the payment of principal of (premium, if any) or interest, if any, or Additional Amounts, if any, on any Securities of such series or in respect of a covenant or provision hereof which may not be modified or amended without the consent of the Holders of each outstanding Security of such series affected. Upon any such waiver the Company, the Trustee and the Holders of the Securities of such series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 6.06, said default or Event of Default shall for all purposes of the Securities of such series and this Indenture be deemed to have been cured and to be not continuing.
     Section 6.07. Notice of Defaults. The Trustee shall, within ninety days after the occurrence of a default with respect to the Securities of any series, give notice of all Defaults with respect to that series known to the Trustee (i) if any Unregistered Securities of that series are then outstanding, to the Holders thereof, by publication at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York and at least once in an Authorized Newspaper in London (and, if required by Section 4.04, at least once in an Authorized Newspaper in Luxembourg), (ii) if any Unregistered Securities of that series are then outstanding, to all Holders thereof who have filed their names and addresses with the Trustee as described in Section 5.02(a)(iii), by mailing such notice to such Holders at such addresses and (iii) to all Holders of then outstanding Registered Securities of that series, by mailing such notice to such Holders at their addresses as they shall appear on the Security Register, unless in each case such Defaults shall have been cured before the mailing or publication of such notice (the term “Defaults” for the purpose of this Section being hereby defined to be the events specified in Sections 6.01(a), (b), (c), (d), (e), (f) and (g) and any additional events specified in the terms of any series of Securities pursuant to Section 2.01, not including periods of grace, if any, provided for therein, and irrespective of the giving of written notice specified in Section 6.01(c) or (d) or in the terms of any Securities established pursuant to Section 2.01); and provided that, except in the case of Default in the payment of the principal of (premium, if any), interest, if any, or Additional Amounts, if any, on any of the Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities of such series.
     Section 6.08. Undertaking to Pay Costs. All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholders of any series, or group of such Securityholders, holding in the aggregate more than ten percent in aggregate principal amount of all Securities (voting as one class), or to any suit instituted by any Securityholders for the enforcement of the payment of the principal of (or premium, if any), interest, if any, or Additional Amounts, if any on any Security on or after the due date expressed in such Security.
ARTICLE SEVEN.
Concerning the Trustee.
     Section 7.01. Duties and Responsibilities of Trustee. The Trustee, prior to the occurrence of an Event of Default of a particular series and after the curing of all Events of Default of such series which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default with respect to a particular series has occurred (which has not been cured) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:
     (a) prior to the occurrence of an Event of Default with respect to a particular series and after the curing of all Events of Default with respect to such series which may have occurred:
     (1) the duties and obligations of the Trustees with respect to such series shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and
     (2) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;
     (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or officers, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and
     (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of Securities pursuant to Section 6.06 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.
     No provision of this Indenture shall be construed as requiring the Trustee to expend or risk its own funds or otherwise to incur any personal financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.
     Section 7.02. Reliance on Documents, Opinions, etc. Subject to the provisions of Section 7.01:
     (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, Coupon or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;
     (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an instrument signed in the name of the Company by the Chairman of the Board of Directors or any Vice Chairman of the Board of Directors or the President or any Executive Vice President or any Senior Vice President or any Vice President or any Managing Director or the Chief Financial Officer or the Treasurer and by the Secretary or any Assistant Secretary or, if the other signatory is other than the Treasurer, any Assistant Treasurer (unless other evidence in respect thereof be herein specifically prescribed); and a Board Resolution may be evidenced to the Trustee by a copy thereof certified by the Secretary or any Assistant Secretary of the Company;
     (c) the Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder in good faith and in accordance with such Opinion of Counsel;
     (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders, pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses, and liabilities which might be incurred therein or thereby;
     (e) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;
     (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, provided, however, that the Trustee shall be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it hereunder; and
     (g) the Trustee shall not be liable for any action taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.
     Section 7.03. No Responsibility for Recitals, etc. The recitals contained herein and in the Securities, other than the Trustee’s certificate of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture, the Guarantees or of the Securities, provided that the Trustee shall not be relieved of its duty to authenticate Securities only as authorized by this Indenture. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.
     Section 7.04. Ownership of Securities or Coupons. The Trustee or any agent of the Company or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities or Coupons with the same rights it would have if it were not Trustee, or an agent of the Company or of the Trustee.

     Section 7.05. Moneys to be Held in Trust. Subject to the provisions of Section 12.04 hereof, all moneys received by the Trustee or any paying agent shall, until used or applied as herein provided, be held in trust for the purposes for which they were received but need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any paying agent shall be under any liability for interest on any moneys received by it hereunder except such as it may agree with the Company to pay thereon. So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such moneys shall be paid from time to time upon the written order of the Company, signed by its Chairman of the Board of Directors or any Vice Chairman of the Board of Directors or its President or any Executive Vice President or any Senior Vice President or any Vice President or any Managing Director or its Treasurer or any Assistant Treasurer.
     Section 7.06. Compensation and Expenses of Trustee. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation, and, except as otherwise expressly provided the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation, expenses and disbursements of its counsel and of all Persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also covenants to indemnify the Trustee for, and to hold it harmless against, any loss, liability or reasonable expense incurred without negligence or bad faith on the part of the Trustee, arising out of or in connection with the acceptance or administration of this trust, including the reasonable costs and expenses of defending itself against any claim of liability in the premises. The obligations of the Company under this Section to compensate the Trustee and to pay or reimburse the Trustee for reasonable expenses, disbursements and advances shall constitute additional indebtedness hereunder, and shall survive discharge of the Indenture, payment in full at maturity of the Securities, and resignation or removal of the Trustee. Such additional indebtedness shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities or Coupons.
     Section 7.07. Officers’ Certificate as Evidence. Subject to the provisions of Section 7.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action to be taken hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers’ Certificate delivered to the Trustee, and such Certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.
     Section 7.08. Conflicting Interest of Trustee. The Trustee shall comply with Section 310(b) of the Trust Indenture Act.
     Section 7.09. Eligibility of Trustee. There shall at all times be a trustee hereunder which shall be a corporation organized and doing business under the laws of the United States or of any State or Territory thereof or of the District of Columbia, which (a) is authorized under such laws to exercise corporate trust powers and (b) is subject to supervision or examination by Federal, State, Territorial or District of Columbia authority and (c) shall have at all times a combined capital and surplus of not less than twenty-five million dollars. If such corporation publishes reports of condition at least annually, pursuant to law, or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation at any time shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 7.10.
     Section 7.10. Resignation or Removal of Trustee. (a) The Trustee, or any trustee or trustees hereafter appointed, may, upon sixty days written notice to the Company, at any time resign with respect to one or more or all series by giving written notice of resignation to the Company (i) if any Unregistered Securities of a series affected are then outstanding, by giving notice of such resignation to the Holders thereof, by publication at least once in an Authorized Newspaper in London (and, if required by Section 4.04, at least once in an Authorized Newspaper in Luxembourg), (ii) if any Unregistered Securities of a series affected are then outstanding, by mailing notice of such resignation to the Holders thereof who have filed their names and addresses with the Trustee as described in Section 5.02(a)(iii) at such addresses as were so furnished to the Trustee and (iii) by mailing notice of such resignation to the Holders of then outstanding Registered Securities of each series affected at their addresses as they shall appear on the Security Register. Upon receiving such notice of resignation the Company shall promptly appoint a successor trustee with respect to the applicable series by written instrument, in duplicate, executed by order of the Board of Directors of the Company, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within thirty days after the mailing of such notice of resignation to the Securityholders, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide Holder of a Security or Securities of the applicable series for at least six months may, subject to the provisions of Section 6.08, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.
     (b) In case at any time any of the following shall occur:
     (1) the Trustee shall fail to comply with the provisions of Section 7.08 with respect to any series of Securities after written request therefor by the Company or by any Securityholder who has been a bona fide Holder of a Security or Securities of such series for at least six months, or
     (2) the Trustee shall cease to be eligible in accordance with the provision of Section 7.09 with respect to any series of Securities and shall fail to resign after written request therefor by the Company or by any such Securityholder, or
     (3) the Trustee shall become incapable of acting with respect to any series of Securities, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may remove the Trustee with respect to the applicable series of Securities and appoint a successor trustee with respect to such series by written instrument, in duplicate, executed by order of the Board of Directors of the Company, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 6.08, any Securityholder of such series who has been a bona fide Holder of a Security or Securities of the applicable series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee with respect to such series. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.
     (c) The Holders of a majority in aggregate principal amount of the Securities of all series (voting as one class) at the time outstanding may at any time remove the Trustee with respect to Securities of all series and appoint a successor trustee with respect to the Securities of all series.
     (d) Any resignation or removal of the Trustee and any appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 7.11.
     Section 7.11. Acceptance by Successor Trustee. Any successor trustee appointed as provided in Section 7.10 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee with respect to all or any applicable series shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 7.06, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing in order more fully and certainly to vest in and confirm to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 7.06.
     In case of the appointment hereunder of a successor trustee with respect to the Securities of one or more (but not all) series, the Company, the predecessor Trustee and each successor trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of any series as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such trustees co-trustees of the same trust and that each such trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such trustee.
     No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 7.08 and eligible under the provisions of Section 7.09.
     Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall give notice of the succession of such trustee hereunder (a) if any Unregistered Securities of a series affected are then outstanding, to the Holders thereof, by publication of such notice at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York and at least once in an Authorized Newspaper in London (and, if required by Section 4.04, at least once in an Authorized Newspaper in Luxembourg), (b) if any Unregistered Securities of a series affected are then outstanding, to the Holders thereof who have filed their names and addresses with the Trustee pursuant to Section 5.02(a)(iii), by mailing such notice to such Holders at such addresses as were so furnished to the Trustee (and the Trustee shall make such information available to the Company for such purpose) and (c) to the Holders of Registered Securities of each series affected, by mailing such notice to such Holders at their addresses as they shall appear on the Security Register. If the Company fails to mail such notice in the prescribed manner within ten days after the acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be so given at the expense of the Company.
     Section 7.12. Successor by Merger, etc. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be qualified under the provisions of Section 7.08 and eligible under the provisions of Section 7.09, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.
     Section 7.13. Limitations on Rights of Trustee as Creditor. The Trustee shall comply with Section 311(a) of the Trust Indenture Act.
ARTICLE EIGHT.
Concerning the Securityholders.
     Section 8.01. Action by Securityholders. Whenever in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount of the Securities of any or all series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the Holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Securityholders in Person or by agent or proxy appointed in writing, or (b) by the record of the Holders of

Securities voting in favor thereof at any meeting of Securityholders duly called and held in accordance with the provisions of Article Nine, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Securityholders. In determining whether the Holders of a specified percentage in aggregate principal amount of the Securities have taken any action (including the making of any demand or request, the waiving of any notice, consent or waiver or the taking of any other action), the principal amount of any Original Issue Discount Security that may be counted in making such determination and that shall be deemed to be outstanding for such purposes shall be equal to the amount of the principal thereof that could be declared to be due and payable upon an Event of Default pursuant to the terms of such Original Issue Discount Security at the time the taking of such action is evidenced to the Trustee.
     Section 8.02. Proof of Execution by Securityholders. Subject to the provisions of Sections 7.01, 7.02 and 9.05, proof of the execution of any instrument by a Securityholder or its agent or proxy shall be sufficient if made in the following manner:
     (a) In the case of Holders of Unregistered Securities, the fact and date of the execution by any such Person of any instrument may be proved by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgments of deeds or administer oaths that the Person executing such instruments acknowledged to him the execution thereof or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. Where such execution is by or on behalf of any legal entity other than an individual, such certificate or affidavit shall also constitute sufficient proof of the authority of the Person executing the same. The fact of the holding by any Holder of a Security of any series, and the identifying number of such Security and the date of his holding the same, may be proved by the production of such Security or by a certificate executed by any trust company, bank, banker or recognized securities dealer wherever situated satisfactory to the Trustee, if such certificate shall be deemed by the Trustee to be satisfactory. Each such certificate shall be dated and shall state that on the date thereof a Security of such series bearing a specified identifying number was deposited with or exhibited to such trust company, bank, banker or recognized securities dealer by the Person named in such certificate. Any such certificate may be issued in respect of one or more Securities of one or more series specified therein. The holding by the Person named in any such certificate of any Securities of any series specified therein shall be presumed to continue for a period of one year from the date of such certificate unless at the time of any determination of such holding (1) another certificate bearing a later date issued in respect of the same Securities shall be produced, or (2) the Security of such series specified in such certificate shall be produced by some other Person, or (3) the Security of such series specified in such certificates shall have ceased to be outstanding. Subject to Sections 7.01, 7.02 and 9.05, the fact and date of the execution of any such instrument and the amount and numbers of Securities of any series held by the Person so executing such instrument and the amount and numbers of any Security or Securities for such series may also be proven in accordance with such reasonable rules and regulations as may be prescribed by the Trustee for such series or in any other manner which the Trustee for such series may deem sufficient.
     (b) In the case of Registered Securities, the ownership of such Securities shall be proved by the Security Register or by a certificate of the Security Registrar.

     Section 8.03. Who Are Deemed Absolute Owners. The Company, the Trustee, any paying agent, any transfer agent and any Security Registrar may treat the Holder of any Unregistered Security and the Holder of any Coupon as the absolute owner of such Unregistered Security or Coupon (whether or not such Unregistered Security or Coupon shall be overdue) for the purpose of receiving payment thereof or on account thereof and for all other purposes and neither the Company, the Trustee, any paying agent, any transfer agent nor any Security Registrar shall be affected by any notice to the contrary. The Company, the Trustee, any paying agent, any transfer agent and any Security Registrar may, subject to Section 2.04 hereof, treat the Person in whose name a Registered Security shall be registered upon the Security Register as the absolute owner of such Registered Security (whether or not such Registered Security shall be overdue) for the purpose of receiving payment thereof or on account thereof and for all other purposes and neither the Company, the Trustee, any paying agent, any transfer agent nor any Security Registrar shall be affected by any notice to the contrary.
     Section 8.04. Company-Owned Securities Disregarded. In determining whether the Holders of the required aggregate principal amount of Securities have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Company or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company, shall be disregarded and deemed not to be outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Securities which the Trustee knows are so owned shall be disregarded. Securities so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section if the pledgee shall establish to the satisfaction of the Trustee the pledgee’s right to vote such Securities and that the pledgee is not a Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.
     Section 8.05. Revocation of Consents; Future Securityholders Bound. At any time prior to the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action, any Holder of a Security the identifying number of which is shown by the evidence to be included in the Securities the Holders of which have consented to such action may, by filing written notice with the Trustee at its office and upon proof of holding as provided in Section 8.02, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and of any Security issued in exchange or substitution therefor irrespective of whether or not any notation in regard thereto is made upon such Security. Any action taken by the Holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the Holders of all the Securities of each series intended to be affected thereby.
     Section 8.06. Securities in a Foreign Currency. Unless otherwise specified in an Officers’ Certificate or supplemental indenture delivered pursuant to Section 2.01 of this Indenture with respect to a particular series of Securities, on any day when for purposes of this Indenture any action may be taken by the Holders of a specified percentage in aggregate principal amount of two or more series of outstanding Securities and, at such time, there are outstanding Securities of at least one such series which are denominated in a coin or currency other than that of at least one other such series, then the principal amount of Securities of each such series (other than any such series denominated in U.S. Dollars) which shall be deemed to be outstanding for the purpose of taking such action shall be that amount of U.S. Dollars that could be obtained for such amount at the Market Exchange Rate. For purposes of this Section 8.06, Market Exchange Rate shall mean the noon U.S. Dollar buying rate for that currency for cable transfers quoted in The City of New York on such day as certified for customs purposes by the Federal Reserve Bank of New York. If such Market Exchange Rate is not available for any reason with respect to such currency, the Company shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York as of the most recent available date. The provisions of this paragraph shall apply in determining the equivalent number of votes which each Securityholder or proxy shall be entitled to pursuant to Section 9.05 in respect of Securities of a series denominated in a currency other than U.S. Dollars.
     All decisions and determinations of the Company regarding the Market Exchange Rate shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Company and all Holders.
ARTICLE NINE.
Securityholders’ Meetings.
     Section 9.01. Purposes of Meetings. A meeting of Securityholders of any or all series may be called at any time and from time to time pursuant to the provisions of this Article for any of the following purposes:
     (1) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to waive any default hereunder and its consequences, or to take any other action authorized to be taken by Securityholders pursuant to any of the provisions of Article Six;
     (2) to remove the Trustee and appoint a successor trustee pursuant to the provisions of Article Seven;
     (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 10.02; or
     (4) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Securities of any or all series, as the case may be, under any other provision of this Indenture or under applicable law.
     Section 9.02. Call of Meetings by Trustee. The Trustee may at any time call a meeting of Holders of Securities of any or all series to take any action specified in Section 9.01, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or in London, as the Trustee shall determine. Notice of every meeting of the Holders of Securities of any or all series, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given (i) if any Unregistered Securities of a series that may be affected by the action proposed to be taken at such meeting are then outstanding, to all Holders thereof, by publication at least twice in an Authorized Newspaper in the Borough of

Manhattan, The City of New York and at least twice in an Authorized Newspaper in London (and, if required by Section 4.04, at least twice in an Authorized Newspaper in Luxembourg) prior to the date fixed for the meeting, the first publication, in each case, to be not less than twenty nor more than one hundred eighty days prior to the date fixed for the meeting and the last publication to be not more than five days prior to the date fixed for the meeting, (ii) if any Unregistered Securities of a series that may be affected by the action proposed to be taken at such meeting are then outstanding, to all Holders thereof who have filed their names and addresses with the Trustee as described in Section 5.02(a)(iii), by mailing such notice to such Holders at such addresses, not less than twenty nor more than one hundred eighty days prior to the date fixed for the meeting and (iii) to all Holders of then outstanding Registered Securities of each series that may be affected by the action proposed to be taken at such meeting, by mailing such notice to such Holders at their addresses as they shall appear on the Security Register, not less than twenty nor more than one hundred eighty days prior to the date fixed for the meeting. Failure of any Holder or Holders to receive such notice or any defect therein shall in no case affect the validity of any action taken at such meeting. Any meeting of Holders of Securities of all or any series shall be valid without notice if the Holders of all such Securities outstanding, the Company and the Trustee are present in Person or by proxy or shall have waived notice thereof before or after the meeting. The Trustee may fix, in advance, a date as the record date for determining the holders entitled to notice of or to vote at any such meeting at not less than twenty or more than one hundred eighty days prior to the date fixed for such meeting.
     Section 9.03. Call of Meetings by Company or Securityholders. In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least ten percent in aggregate principal amount of the Securities of any or all series, as the case may be, then outstanding, shall have requested the Trustee to call a meeting of Securityholders of any or all series to take any action authorized in Section 9.01, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed or published as provided in Section 9.02, the notice of such meeting within thirty days after receipt of such request, then the Company or the Holders of such Securities in the amount above specified may determine the time and the place in said Borough of Manhattan or London for such meeting and may call such meeting to take any action authorized in Section 9.01, by mailing notice thereof as provided in Section 9.02.
     Section 9.04. Qualification for Voting. To be entitled to vote at any meeting of Securityholders a Person shall be a Holder of one or more Securities of a series with respect to which a meeting is being held or a Person appointed by an instrument in writing as proxy by such a Holder. The only Persons who shall be entitled to be present or to speak at any meeting of the Securityholders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.
     Section 9.05. Regulations. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Securityholders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

     The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Securityholders as provided in Section 9.03, in which case the Company or the Securityholder calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in principal amount of the Securities represented at the meeting and entitled to vote.
     Subject to the provisions of Sections 8.01 and 8.04, at any meeting each Securityholder or proxy shall be entitled to one vote for each U.S. $1,000 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not outstanding and ruled by the chairman of the meeting not to be outstanding. The chairman of the meeting shall have no right to vote except as a Securityholder or proxy. Any meeting of Securityholders duly called pursuant to the provisions of Section 9.02 or 9.03 may be adjourned from time to time, and the meeting may be held as so adjourned without further notice.
     Section 9.06. Voting. The vote upon any resolution submitted to any meeting of Securityholders shall be by written ballot on which shall be subscribed the signatures of the Securityholders or proxies and on which shall be inscribed the identifying number or numbers or to which shall be attached a list of identifying numbers of the Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavit by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 9.02. The record shall be signed and verified by the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.
     Any record so signed and verified shall be conclusive evidence of the matters therein stated.
ARTICLE TEN.
Supplemental Indentures.
     Section 10.01. Supplemental Indentures Without Consent of Securityholders. Without the consent of the Holders of any of the Securities at the time outstanding, the Company and each Guarantor, when authorized by a Board Resolution of each of them, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act) for one or more of the following purposes:
     (a) to evidence the succession of another corporation to the Company or each Guarantor, or successive successions, and the assumption by any successor corporation of the covenants, agreements and obligations of the Company or each Guarantor pursuant to Article Eleven hereof;
     (b) to add to the covenants of the Company or each Guarantor such further covenants, restrictions, conditions or provisions as its Board of Directors and the Trustee shall consider to be for the protection of the Holders of Securities of any or all series, or the Coupons appertaining to such Securities, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions, conditions or provisions a default or an Event of Default with respect to any or all series permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth, with such period of grace, if any, and subject to such conditions as such supplemental indenture may provide;
     (c) to add or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities of any series in bearer form, registrable or not registrable as to principal, and with or without interest Coupons, and, if permitted by law, to provide for exchangeability of such Securities with Securities issued hereunder in fully registered form and to make all appropriate changes for such purpose, and to add or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of uncertificated Securities of any series;
     (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture or to make such other provisions in regard to matters or questions arising under this Indenture, provided that such action pursuant to this clause (d) shall not adversely affect the interests of the Holders of any series of Securities or any Coupons appertaining to such Securities;
     (e) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee;
     (f) to evidence and provide for the acceptance and appointment hereunder by a successor trustee with respect to the Securities of one or more series and to add or change any provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, pursuant to Section 7.11;
     (g) to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 2.03;
     (h) to evidence and provide for a Significant Subsidiary to guarantee the obligations of the Company hereunder pursuant to Section 4.07 and Article Fifteen or to evidence the release of any Guarantor pursuant to Section 15.04; or
     (i) to change or eliminate any provision of this Indenture, provided that any such change or elimination (i) shall become effective only when there is no Security outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision or (ii) shall not apply to any Security outstanding.

     The Trustee is hereby authorized to join with the Company and each Guarantor in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which adversely affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.
     Section 10.02. Supplemental Indentures with Consent of Securityholders. With the consent (evidenced as provided in Section 8.01) of the Holders of not less than a majority in the aggregate principal amount of the Securities of all series at the time outstanding affected by such supplemental indenture (voting as one class), the Company and each Guarantor, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indentures or modifying in any manner the rights of the Holders of the Securities of each such series or any Coupons appertaining to such Securities; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each outstanding Security affected thereby, (i) change the fixed maturity of any Securities, or reduce the principal amount thereof (or premium, if any), or reduce the rate or extend the time of payment of any interest or Additional Amounts thereon or reduce the amount due and payable upon acceleration of the maturity thereof or the amount provable in bankruptcy, or make the principal of (premium, if any) or interest, if any, or Additional Amounts, if any, on any Security payable in any coin or currency other than that provided in such Security, (ii) impair the right to institute suit for the enforcement of any such payment on or after the stated maturity thereof (or, in the case of redemption, on or after the redemption date therefor) or (iii) reduce the aforesaid percentage of Securities, the consent of the Holders of which is required for any such supplemental indenture, or the percentage required for the consent of the Holders pursuant to Section 6.01 to waive defaults.
     Upon the request of the Company, accompanied by a copy of a Board Resolution certified by the Secretary or an Assistant Secretary of the Company authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders as aforesaid, the Trustee shall join with the Company and each Guarantor in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.
     It shall not be necessary for the consent of the Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.
     Promptly after the execution and delivery by the Company, each Guarantor and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Trustee shall give notice of such supplemental indenture (i) to the Holders of then outstanding Registered Securities of each series affected thereby, by mailing a notice thereof by first-class mail to such Holders at their addresses as they shall appear on the Security Register, (ii) if any Unregistered

Securities of a series affected thereby are then outstanding, to the Holders thereof who have filed their names and addresses with the Trustee as described in Section 5.02(a)(iii), by mailing a notice thereof by first-class mail to such Holders at such addresses as were so furnished to the Trustee and (iii) if any Unregistered Securities of a series affected thereby are then outstanding, to all Holders thereof, if by publication of a notice thereof at least once in an Authorized Newspaper in London (and, if required by Section 4.04, at least once in an Authorized Newspaper in Luxembourg), and in each case such notice shall set forth in general terms the substance of such supplemental indenture. Any failure of the Company to mail or publish such notice, or any defect therein, shall not, however in any way impair or affect the validity of any such supplemental indenture.
     Section 10.03. Compliance with Trust Indenture Act; Effect of Supplemental Indentures. Any supplemental indenture executed pursuant to the provisions of this Article Ten shall comply with the Trust Indenture Act. Upon the execution of any supplemental indenture pursuant to the provisions of this Article Ten, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company, each Guarantor and the Holders of Securities shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.
     The Trustee, subject to the provisions of Sections 7.01 and 7.02, may receive an Opinion of Counsel as conclusive evidence that any such supplemental indenture complies with the provisions of this Article Ten.
     Section 10.04. Notation on Securities. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to the provision of this Article Ten may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. New Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors of the Company, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Company, authenticated by the Trustee and delivered, without charge to the Securityholders, in exchange for the Securities of such series then outstanding.
ARTICLE ELEVEN.
Consolidation, Merger, Sale or Conveyance.
     Section 11.01. Company May Consolidate, etc., on Certain Terms. The Company covenants that it will not merge or consolidate with any other Corporation or sell, assign, transfer, lease or otherwise convey all or substantially all of its property or assets to any Person, unless (i) either the Company shall be the continuing Corporation, or the successor Person (if other than the Company) shall be a Corporation organized and existing under the laws of the United States of America or a state thereof and such Corporation shall expressly assume the due and punctual payment of the principal of (and premium, if any), interest, if any, and Additional Amounts, if any, on all the Securities and any Coupons, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Company by supplemental indenture satisfactory to the Trustee, executed and delivered to the Trustee by such Corporation, (ii) each Guarantor shall, by supplemental indenture, confirm that its Guarantee shall apply to the surviving entity’s obligations under the Securities and this Indenture, as modified by such supplemental indenture, and confirm the due and punctual performance of the Guarantee and the covenants of the Guarantor in this Indenture, and (iii) the Company or such successor Corporation, as the case may be, shall not, immediately after such merger or consolidation, or such sale or conveyance, be in default in the performance of any such covenant or condition.
     For purposes of the foregoing, any sale, assignment, transfer, lease or other conveyance of the properties and assets of one or more Significant Subsidiaries (other than to the Company or another Subsidiary of the Company), which, if such assets were owned by the Company, would constitute all or substantially all of the properties and assets of the Company, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.
     Section 11.02. Successor Corporation Substituted. In case of any such consolidation, merger, sale or conveyance and upon any such assumption by the successor Corporation, such successor Corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part. Such successor Corporation thereupon may cause to be signed, and may issue either in its own name or in the name of Residential Capital Corporation, any or all of the Securities, and any Coupons appertaining thereto, issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor Corporation, instead of the Company, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities or Coupons which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Securities or Coupons which such successor Corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Securities, and any Coupons appertaining thereto, so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities or Coupons theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities, and any Coupons appertaining thereto, had been issued at the date of the execution hereof.
     In case of any such consolidation, merger, sale or conveyance such changes in phraseology and form (but not in substance) may be made in the Securities and Coupons thereafter to be issued as may be appropriate.
     Section 11.03. Reliance by Trustee on Officers’ Certificate and Opinion of Counsel. The Trustee, subject to the provisions of Sections 7.01 and 7.02, may rely on the Officers’ Certificate and Opinion of Counsel required by Section 16.04 as conclusive evidence that any such consolidation, merger, sale or conveyance, and any such assumption, complies with the provisions of this Article Eleven.

ARTICLE TWELVE.
Satisfaction and Discharge of Indenture; Unclaimed Moneys.
     Section 12.01. Discharge of Indenture. If at any time (a) the Company shall have delivered to the Trustee for cancellation all Securities of any series theretofore authenticated (other than any Securities of such series and Coupons appertaining thereto which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.06) or (b) all such Securities of such series and any Coupons appertaining to such Securities not theretofore delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit or cause to be deposited with the Trustee as trust funds the entire amount (other than moneys repaid by the Trustee or any paying agent to the Company in accordance with Section 12.04) sufficient to pay at maturity or upon redemption all Securities of such series and all Coupons appertaining to such Securities not theretofore delivered to the Trustee for cancellation, including principal (and premium, if any), interest, if any, and Additional Amounts, if any, due or to become due to such date of maturity or date fixed for redemption, as the case may be, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company with respect to such series, then this Indenture shall cease to be of further effect with respect to the Securities of such series or any Coupons appertaining to such Securities, and the Trustee, on demand of and at the cost and expense of the Company and subject to Section 16.04, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture with respect to the Securities of such series and all Coupons appertaining to such Securities. The Company agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee in connection with this Indenture or the Securities of such series or any Coupons appertaining to such Securities.
     Section 12.02. Satisfaction, Discharge and Defeasance of Securities of any Series. If pursuant to Section 2.01 provision is made for the defeasance of Securities of a series, then the provisions of this Section 12.02 shall be applicable except as otherwise specified as contemplated by Section 2.01 for Securities of such series. The Company shall cease to be under any obligation to comply with any term, provision, condition or covenant of Section 4.07 with respect to the outstanding Securities of any series or any other term, provision, condition or covenant of the outstanding Securities of any such series specified as contemplated by Section 2.01, when
     (1) either
     (A) with respect to all outstanding Securities of such series, the Company has deposited or caused to be deposited with the Trustee:
     (i) as trust funds in trust (in such currency in which such outstanding Securities and any related Coupons are then specified as payable at stated maturity) in an amount as will be; or

     (ii) as obligations in trust direct noncallable obligations of, or noncallable obligations the payment of principal of and interest on which is fully guaranteed by, the United States of America (or, in the case of Securities payable in a currency other than the U.S. Dollars, by the government that issued such currency), or to the payment of which obligations or guarantees the full faith and credit of the United States of America (or, in the case of Securities payable in a currency other than the U.S. Dollars, by the government that issued such currency) is pledged, maturing as to principal and interest in such amounts and at such times as will, together with the income to accrue thereon (but without reinvesting any proceeds thereof), be; or
     (iii) a combination of (i) and (ii);
sufficient to pay and discharge the entire indebtedness on all outstanding Securities of such series for principal (and premium, if any), interest, if any, and Additional Amounts, if any, to the stated maturity or any redemption date as contemplated by the last paragraph of this Section 12.02, as the case may be, in installments on the dates such principal (and premium, if any), interest, if any, and Additional Amounts, if any, shall be due; or
     (B) the Company has properly fulfilled such other terms and conditions to the satisfaction and discharge as is specified, as contemplated by Section 2.01, as applicable to the Securities of such series, and
     (2) the Company has paid or caused to be paid all other sums payable with respect to the outstanding Securities of such series, and
     (3) the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the entire indebtedness on all outstanding Securities of any such series have been complied with, and
     (4) no event or condition shall exist that, pursuant to the provisions of Article Thirteen, would prevent the Company from making payments of the principal of (and any premium) or interest on the Securities of such series on the date of such deposit or at any time on or prior to the ninetieth day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until such ninetieth day shall have ended), and
     (5) the Company has delivered to the Trustee an Opinion of Counsel substantially to the effect that (x) the trust funds deposited pursuant to this Section will not be subject to any rights of holders of Senior Indebtedness, including those arising under Article Thirteen, and (y) after the ninetieth day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, except that if a court were to rule under any such law in any case or proceeding that the trust funds remained property of the

Company, no opinion is given as to the effect of such laws on the trust funds except the following: (A) assuming such trust funds remained in the possession of the trustee with whom such funds were deposited prior to such court ruling to the extent not paid to Holders of such Securities, such trustee would hold, for the benefit of such Holders, a valid and perfected security interest in such trust funds that is not avoidable in bankruptcy or otherwise, (B) such Holders would be entitled to receive adequate protection of their interests in such trust funds if such trust funds were used and (C) no property, rights in property or other interests granted to such trustee (or the Trustee) or such Holders in exchange for or with respect to any such funds would be subject to any prior rights of holders of Senior Indebtedness, including those arising under Article Thirteen.
     Notwithstanding the discharge and defeasance of any term, provision, condition or covenant set forth in Section 4.07 with respect to the Securities of a series or any term, provision, condition or covenant of the Securities of a series specified as contemplated by Section 2.01 with respect to the Securities of a series at the time outstanding, all other obligations of the Company in this Indenture, including without limitation, the Company’s primary liability for the payment of the principal (premium, if any), interest, if any, and Additional Amounts, if any, on all Securities of such series shall survive until the payment of all such principal (premium, if any), interest, if any, and Additional Amounts, if any, has been made, unless the Company has delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (ii) since the date of execution of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the holders of the outstanding Securities and any related Coupons will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amounts and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred. Upon delivery of such opinion and satisfaction of the other conditions in this Section 12.02, the Company shall be deemed to have paid and discharged the entire indebtedness of all outstanding Securities of such series (and the Trustee shall execute proper instruments acknowledging satisfaction and discharge of such indebtedness), except (i) rights of registration of transfer and exchange in accordance with Section 2.05, and (ii) substitution of mutilated, destroyed, lost or stolen Securities in accordance with Section 2.07.
     Any deposits with the Trustee referred to in Section 12.02(1)(A) above shall be irrevocable and shall be made under the terms of an escrow trust agreement in form and substance satisfactory to the Trustee. If any outstanding Securities of such series are to be redeemed prior to their stated maturity, whether pursuant to any optional redemption provisions or in accordance with any mandatory sinking fund requirement or otherwise, the applicable escrow trust agreement shall provide therefor and the Company shall make such arrangements as are satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company.
     Section 12.03. Deposited Moneys to be Held in Trust by Trustee. All moneys deposited with the Trustee pursuant to Section 12.01 or 12.02 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Company acting as its own paying agent if permitted by the terms of the Securities of such series as specified by Section

2.01), to the Holders of the particular Securities and of any Coupons appertaining to such Securities for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal (and premium, if any), interest, if any, and Additional Amounts, if any. Moneys so held in trust shall not be subject to the provisions of Article Thirteen, provided that the applicable conditions of Section 12.02 have been satisfied. The Trustee shall not be liable to anyone for interest on any deposited funds except as agreed in writing.
     Section 12.04. Paying Agent to Repay Moneys Held. In connection with the satisfaction and discharge of this Indenture with respect to Securities of any series all moneys with respect to such Securities then held by any paying agent under the provisions of this Indenture shall, upon demand of the Company, be repaid to it or paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys.
     Section 12.05. Return of Unclaimed Moneys. Any moneys deposited with or paid to the Trustee or any paying agent for the payment of the principal of (and premium, if any), interest, if any, and Additional Amounts, if any, on any Security and not applied but remaining unclaimed for two years after the date upon which such principal (and premium, if any), interest, if any, and Additional Amounts, if any, shall have become due and payable, shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Company by the Trustee or such paying agent on demand, and the Holder of such Security or any Coupon appertaining to such Security shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, thereafter look only to the Company for any payment which such Holder may be entitled to collect and all liability of the Trustee or any paying agent with respect to such moneys shall thereupon cease; provided, however, that the Trustee or such paying agent, before being required to make any such repayment with respect to moneys deposited with it for any payment in respect of Unregistered Securities of any series, may at the expense of the Company cause to be published once, in an Authorized Newspaper in the Borough of Manhattan, The City of New York and once in an Authorized Newspaper in London (and, if required by Section 4.04, once in an Authorized Newspaper in Luxembourg), notice that such moneys remain and that, after a date specified therein, which shall not be less than thirty days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.
ARTICLE THIRTEEN.
Subordination
     Section 13.01. Agreement to Subordinate. The Company and each Guarantor covenants and agrees, and each Holder of Securities issued hereunder by his acceptance thereof likewise covenants and agrees, that all Securities and Guarantees issued hereunder shall be issued subject to the provisions of this Article Thirteen; and each Person holding any Security, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees to be bound by such provisions. The provisions of this Article are made for the benefit of, and shall be enforceable by, the holders of Senior Indebtedness and Guarantor Senior Indebtedness, as the case may be, and each holder of Senior Indebtedness or Guarantor Senior Indebtedness, as the case may be, whether now outstanding or hereafter created, incurred, assumed or guaranteed, shall be deemed to have acquired such Senior Indebtedness or Guarantor Senior Indebtedness, as the case may be, in reliance upon the covenants and provisions contained in this Indenture.
     All Securities issued hereunder shall, to the extent and in the manner hereinafter in this Article set forth, be subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness; and all Guarantees shall, to the extent and in the manner hereinafter in this Article set forth, be subordinate and junior in right of payment to the prior payment in full of all Guarantor Senior Indebtedness
     Section 13.02. No Payment on Securities in Certain Circumstances. No payment (including any payment which may be payable by reason of the payment of any other indebtedness of the Company or any Guarantor being subordinated to the payment of the Securities or Guarantees) on account of principal of (and premium, if any), interest and any Additional Amounts, if any, on the Securities, or on account of the purchase or other acquisition of Securities or on account of the Guarantees, shall be made by the Company or any Guarantor unless full payment of amounts then due for principal of (and premium, if any), interest and any Additional Amounts, if any, on all Senior Indebtedness (with respect to the Company) or all Guarantor Senior Indebtedness of such Guarantor (with respect to a Guarantor) has been made or duly provided for. No payment (including the making of any deposit in trust with the Trustee in accordance with Section 12.01) on account of principal of (and premium, if any), interest and any Additional Amounts, if any, on the Securities or the Guarantees shall be made by the Company or any Guarantor if, at the time of such payment or immediately after giving effect thereto, (i) there shall exist a default in the payment of principal of (and premium, if any), interest and any Additional Amounts, if any, with respect to any Senior Indebtedness or any Guarantor Senior Indebtedness of such Guarantor, as the case may be, or (ii) there shall have occurred an event of default (other than a default in the payment of principal of (and premium, if any), interest and any Additional Amounts, if any,) with respect to any Senior Indebtedness or any Guarantor Senior Indebtedness of such Guarantor, as the case may be, as defined in such Senior Indebtedness or Guarantor Senior Indebtedness, as the case may be, or in the instrument under which the same is outstanding, permitting the holders thereof to accelerate the maturity thereof, and such event of default shall not have been cured or waived or shall not have ceased to exist. The foregoing provision shall not prevent the Trustee from making payments on the Securities from moneys or securities deposited with the Trustee pursuant to the terms of Section 12.01 if at the time such deposit was made or immediately after giving effect thereto the conditions in clause (i) or (ii) of this Section did not exist with respect to the Senior Indebtedness.
     In the event that, notwithstanding the foregoing, the Company or any Guarantor shall make any payment to the Trustee or any Holder prohibited by the provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or such Holder, as the case may be, then and in such event such payment shall be paid over and delivered forthwith to the Company or such Guarantor, as the case may be.
     Section 13.03. Priority of Senior Indebtedness and Guarantor Senior Indebtedness. In the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization under Title 11 of the United States Code or any other similar applicable Federal or state law, or other similar proceedings in connection therewith, relative to the Company or any

Guarantor or to any of their respective creditors, as such, or to their respective property, and in the event of any proceedings for voluntary or involuntary liquidation, dissolution or other winding-up of the Company or any Guarantor or assignment for the benefit of creditors or any other marshalling of assets of the Company or any Guarantor, whether or not involving insolvency or bankruptcy, then the holders of Senior Indebtedness or Guarantor Senior Indebtedness of such Guarantor, as the case may be, shall be entitled to receive payment in full of all principal of (and premium, if any), interest and any Additional Amounts, if any, on all Senior Indebtedness or Guarantor Senior Indebtedness of such Guarantor, as the case may be, including interest on such Senior Indebtedness or such Guarantor Senior Indebtedness after the date of filing of a petition or other action commencing such proceeding, or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness or Guarantor Senior Indebtedness, as the case may be, before the Holders are entitled to receive any payment on account of the principal of (and premium, if any), interest and any Additional Amounts, if any, on the Securities or on account of the Guarantees (except that Holders shall be entitled to receive such payments from moneys or securities deposited with the Trustee pursuant to the terms of Section 12.01 if at the time such deposit was made or immediately after giving effect thereto the conditions in clause (i) or (ii) of Section 13.02 did not exist with respect to the Senior Indebtedness), and any payment or distribution of any kind or character which may be payable or deliverable in any such proceedings in respect of the Securities or Guarantees, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company or any Guarantor being subordinated to the payment of the Securities or Guarantees, as the case may be, but excluding any such payment or distribution of securities which is subordinate and junior in right of payment to the payment of all Senior Indebtedness or Guarantor Senior Indebtedness of such Guarantor then outstanding, shall be paid by the Person making such payment or distribution directly to the holders of Senior Indebtedness or Guarantor Senior Indebtedness, as the case may be, to the extent necessary to make payment in full of all Senior Indebtedness or Guarantor Senior Indebtedness, as the case may be, after giving effect to any concurrent payment or distribution to the holders of Senior Indebtedness or Guarantor Senior Indebtedness, as the case may be.
     In the event that any payment or distribution of cash, property or securities (including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company or any Guarantor being subordinated to the payment of the Securities or Guarantees, as the case may be) shall be received by the Trustee or the Holders from the Company or any Guarantor in contravention of this Section before all Senior Indebtedness (in the case of the Company) or Guarantor Senior Indebtedness of such Guarantor (in the case of a Guarantor) is paid in full, or provision made for the payment thereof, such payment or distribution shall be held in trust for the benefit of and shall be paid over to the holders of such Senior Indebtedness or Guarantor Senior Indebtedness, as the case may be, or their representative or representatives, or to the trustee or trustees under any indenture under which any instrument evidencing any of such Senior Indebtedness or Guarantor Senior Indebtedness may have been issued, or to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company or Guarantor for application to the payment of all Senior Indebtedness or Guarantor Senior Indebtedness of such Guarantor remaining unpaid, as their respective interests may appear, to the extent necessary to pay in full all Senior Indebtedness or Guarantor Senior

Indebtedness of such Guarantor, as the case may be, remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness or Guarantor Senior Indebtedness. Any taxes that have been withheld or deducted from any payment or distribution in respect of the Securities or Guarantees, or any taxes that ought to have been withheld or deducted from any such payment or distribution that have been remitted to the relevant taxing authority, shall not be considered to be an amount that the Trustee or the Holder receives for purposes of this Section.
     For purposes of this Article only, the words “cash, property or securities” shall not be deemed to include shares of stock of the Company or any Guarantor as reorganized or readjusted, or securities of the Company or any Guarantor or any other corporation or other entity provided for by a plan of reorganization or readjustment which are subordinated in right of payment to all Senior Indebtedness or Guarantor Senior Indebtedness of such Guarantor, as the case may be, which may at the time be outstanding to substantially the same extent as, or to a greater extent than, the Securities or Guarantees, as the case may be, are so subordinated as provided in this Article. The consolidation of the Company or any Guarantor with, or the merger of the Company or any Guarantor into, or the conveyance, transfer or lease by the Company or any Guarantor of its respective properties and assets substantially as an entirety to, another Person upon the terms and conditions set forth in Article Eleven, or the liquidation or dissolution of the Company or any Guarantor following any such conveyance or transfer, shall not be deemed a dissolution, winding-up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company or such Guarantor, as the case may be, for the purposes of this Section if the Person formed by such consolidation or into which the Company or such Guarantor, as the case may be, is merged or the Person which acquires by conveyance, transfer or lease of such properties and assets substantially as an entirety shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article Eleven.
     In the event that any Security is declared due and payable before its Maturity Date because of the occurrence of an Event of Default (under circumstances when the provisions of the first paragraph of this Section 13.03 shall not be applicable), the holders of the Senior Indebtedness and Guarantor Senior Indebtedness outstanding at the time the Securities of such series so becoming due and payable because of such occurrence of such an Event of Default shall be entitled to receive payment in full of all principal of (and premium, if any), interest and any Additional Amounts, if any, on all Senior Indebtedness and Guarantor Senior Indebtedness or provisions shall be made for such payment in cash before the Holders of the Securities of such series are entitled to receive any payment (including any payment which may be payable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities or the Guarantees) on account of the principal of (and premium, if any), interest and any Additional Amounts, if any, on the Securities of such series or on account of the purchase or other acquisition of Securities or on account of the Guarantees, except that Holders of Securities of such series shall be entitled to receive payments from moneys or securities deposited with the Trustee pursuant to the terms of Section 12.01, if at the time of such deposit no Security of such series had been declared due and payable before its expressed maturity because of the occurrence of an Event of Default.

     In the event that, notwithstanding the foregoing, the Company or any Guarantor shall make any payment to the Trustee or any Holder prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or such Holder, as the case may be, then and in such event such payment shall be paid over and delivered forthwith to the Company or such Guarantor, as the case may be.
     Nothing in this Section shall apply to claims of, or payments to, the Trustee under or pursuant to Section 7.06.
     Section 13.04. Payment Permitted in Certain Situations. Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Company, or any Guarantor, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding-up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company or such Guarantor referred to in Section 13.03 or under the other conditions described in Section 13.02 or 13.03, from making payments at any time of or on account of the principal of (and premium, if any), interest or any Additional Amounts, if any, on the Securities or on account of the purchase or other acquisition of the Securities or on account of the Guarantees, or (b) the application by the Trustee of any money deposited with it hereunder to the payment of or on account of the principal of (and premium, if any), interest or any Additional Amounts, if any, on the Securities or Guarantees or the retention of such payment by the Holders, if, at the time of such application by the Trustee, it did not have knowledge that such payment would have been prohibited by the provisions of this Article.
     Section 13.05. Company to Give Notice of Certain Events; Reliance by Trustee. The Company shall give prompt written notice to the Trustee of any insolvency or bankruptcy proceedings, any receivership, liquidation, reorganization under Title 11 of the United States Code or any other similar applicable Federal or state law, or similar proceedings and any proceedings for voluntary liquidation, dissolution or winding up of the Company, any Significant Subsidiary or any Guarantor within the meaning of this Article. The Trustee shall be entitled to assume that no such event has occurred unless the Company or any one or more holders of Senior Indebtedness or Guarantor Senior Indebtedness or any trustee therefor has given such notice together with proof satisfactory to the Trustee of such holding of Senior Indebtedness or Guarantor Senior Indebtedness or the authority of such trustee. Upon any payment or distribution of assets of the Company, any Significant Subsidiary or any Guarantor referred to in this Article, the Trustee, in the absence of its own negligence, bad faith or willful misconduct, and any Holder shall be entitled to rely conclusively upon a certificate of the receiver, trustee in bankruptcy, liquidation trustee, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of Senior Indebtedness, the holders of Guarantor Senior Indebtedness and other indebtedness of the Company or any Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article. In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness or Guarantor Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness or Guarantor Senior Indebtedness, as the case may be, held by such Person, as to the extent to which such

Person is entitled to participate in such payment or distribution and as to other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.
     With respect to the holders of Senior Indebtedness and Guarantor Senior Indebtedness, the Trustee undertakes to perform or to observe only such covenants and obligations as are specifically set forth in this Indenture and no implied covenants or obligations with respect to holders of Senior Indebtedness or Guarantor Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee does not have any fiduciary duties to holders of Senior Indebtedness or Guarantor Senior Indebtedness and shall not be liable to any such holders if it shall in good faith pay over or distribute to Holders, the Company, any Guarantor or any other Person, moneys or assets to which any holder of Senior Indebtedness or Guarantor Senior Indebtedness shall be entitled by virtue of this Article or otherwise.
     Nothing in this Section shall apply to claims of, or payments to, the Trustee under or pursuant to Section 7.06.
     Section 13.06. Subrogation of Securities and Guarantees. Subject to the payment in full of all Senior Indebtedness and Guarantor Senior Indebtedness or the provision for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of such Senior Indebtedness and Guarantor Senior Indebtedness, the Holders shall be subrogated to the rights of the holders of Senior Indebtedness and Guarantor Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company and such Guarantor applicable to the Senior Indebtedness and Guarantor Senior Indebtedness until the Securities shall be paid in full; and, for the purposes of such subrogation, no such payments or distributions to the holders of Senior Indebtedness and Guarantor Senior Indebtedness by or on behalf of the Company or any Guarantor or by the Trustee by virtue of this Article Thirteen which otherwise would have been made to the Holders shall, as between the Company or any Guarantor and the Holders, be deemed to be a payment by the Company or any Guarantor to or on account of the Senior Indebtedness or Guarantor Senior Indebtedness, as the case may be.
     Section 13.07. Obligation to Pay Unconditional. The provisions of this Article Thirteen are solely for the purpose of defining the relative rights of the holders of Senior Indebtedness and Guarantor Senior Indebtedness, as the case may be, on the one hand, and the Holders on the other hand, and nothing herein or elsewhere in this Indenture or in the Securities or Guarantees shall (i) impair, as between the Company, any Guarantor, their respective creditors (other than holders of Senior Indebtedness or Guarantor Senior Indebtedness), and the Holders, the obligation of the Company and any Guarantor, which obligation is unconditional and absolute (and which, subject to the rights under this Article Thirteen of the holders of Senior Indebtedness and Guarantor Senior Indebtedness, is intended to rank equally with all other general obligations of the Company or such Guarantor, as the case may be), to pay to the Holders of Securities and Guarantees the principal thereof (and premium, if any), interest and any Additional Amounts, if any, thereon in accordance with the terms of the Securities, the Guarantees and this Indenture; or (ii) affect the relative rights of the Holders and creditors of the Company and any Guarantors (other than the holders of the Senior Indebtedness or Guarantor Senior Indebtedness); or (iii) prevent the Holders or the Trustee from exercising all remedies otherwise permitted by applicable law or under the Securities, the Guarantees and this Indenture upon default under the Securities, the Guarantees or this Indenture, subject to the rights of holders of Senior Indebtedness and Guarantor Senior Indebtedness under the provisions of this Article to receive cash, property or securities otherwise payable or deliverable to the Holders upon exercise of any such remedy.
     Section 13.08. Authorization of Holders of Securities or Guarantees to Trustee to Effect Subordination. Each Holder of Securities or Guarantees by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.
     Section 13.09. No Waiver of Subordination Provisions. No right of any present or future holder of any Senior Indebtedness or Guarantor Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or any Guarantor or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company or any Guarantor with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.
     Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness and Guarantor Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders, without incurring responsibility to the Holders and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders to the holders of Senior Indebtedness and Guarantor Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or Guarantor Senior Indebtedness or otherwise amend or supplement in any manner Senior Indebtedness or Guarantor Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness or Guarantor Senior Indebtedness is outstanding; (ii) release any Person liable in any manner for the collection of Senior Indebtedness or Guarantor Senior Indebtedness; and (iii) exercise or refrain from exercising any rights against the Company, any Guarantor and any other Person.
     Section 13.10. Notice to Trustee of Facts Prohibiting Payments. Notwithstanding any of the provisions of this Article or any other provision of this Indenture, the Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment of moneys to or by the Trustee, unless and until the Trustee shall have received written notice thereof from the Company or from one or more holders of Senior Indebtedness or Guarantor Senior Indebtedness or from any trustee therefor, together with proof satisfactory to the Trustee of such holding of Senior Indebtedness or Guarantor Senior Indebtedness, as the case may be, or the authority of such trustee, and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 7.01, shall be entitled in all respects to assume that no such facts exist; provided, that, if prior to the second Business Day preceding the date upon which by the terms hereof any such moneys may become payable for any purpose (including, without limitation, the payment of the principal of or premium, if any, or interest on any Security), the Trustee shall not have received with respect to such moneys the notice provided for in this Section, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such moneys and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such day.
     Section 13.11. Trustee May Hold Senior Indebtedness or Guarantor Senior Indebtedness. The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness and Guarantor Senior Indebtedness at the time held by it, to the same extent as any other holder of Senior Indebtedness or Guarantor Senior Indebtedness, as the case may be, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.
     Section 13.12. All Indenture Provisions Subject to this Article. Notwithstanding anything herein contained to the contrary, all the provisions of this Indenture shall be subject to the provisions of this Article, so far as the same may be applicable thereto.
     Section 13.13. Article Applicable to Paying Agents. In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term “Trustee” as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee.
ARTICLE FOURTEEN.
Immunity of Incorporators, Stockholders, Officers and Directors.
     Section 14.01. Indenture and Securities Solely Corporate Obligations. No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any covenant or agreement contained in this Indenture, or in any Security, or because of any indebtedness evidenced thereby, shall be had against any past, present or future incorporator, stockholder, officer or director, as such, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the Holders thereof and as part of the consideration for the issue of the Securities and Coupons.
ARTICLE FIFTEEN.
Guarantee.
     Section 15.01. Unconditional Guarantee. Each Guarantor hereby unconditionally guarantees (such guarantee is referred to herein as a “Guarantee”), jointly and severally, to each Holder and to the Trustee, the prompt payment when due (whether by acceleration or otherwise) at the place and in the manner provided in the terms of the Securities and in this Indenture of: (i) the principal of, (premium, if any), interest, if any, and Additional Amounts, if any, on each of the Securities at the respective times provided in the terms of the Securities and in this Indenture, whether at maturity, by acceleration or otherwise and whether any such amounts are allowed or allowable in any bankruptcy or insolvency of the Company, (ii) interest on any overdue amounts specified in the terms of the Securities and in this Indenture, and (iii) all other amounts payable by the Company hereunder or under the Securities including without limitation, amounts payable to the Trustee or the Holders under Section 7.06 and Article Six, all in accordance with the terms hereof and the terms of the Securities, subject, however, in the case of clauses (i), (ii) and (iii) above, to the limitations set forth in Section 15.03. In case of any extension of time of payment or renewal of any Securities or of any such other payment obligations, each Guarantor hereby agrees to pay promptly such Securities in full when due in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. This is a guarantee of payment and not of collection. Each Guarantor hereby agrees that its obligations hereunder shall be absolute unconditional, irrespective of any lack of validity, regularity or enforceability of the Securities or this Indenture, any failure to enforce the same, any waiver or consent to the Company with respect thereto by any Holder or the Trustee, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor. Each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in the Securities, this Indenture and in this Guarantee. If any Holder or the Trustee is required by any court or otherwise to return to the Company, any Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Company or any Guarantor, any amount paid by the Company or any Guarantor to the Trustee or such Holder, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Guarantor further agrees that, as between each Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Six hereof for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any acceleration of such obligations as provided in Article Six hereof, such obligations (whether or not due and payable) shall forthwith become due and payable by each Guarantor for the purpose of this Guarantee. Each Guarantor further agrees to pay all reasonable external attorneys’ fees, costs and expenses incurred by the Trustee in connection with the collection of any amounts payable hereunder or any enforcement of the Guarantee.
     Section 15.02. Severability. In case any provision of this Guarantee shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
     Section 15.03. Limitation of Guarantor’s Liability. Each Guarantor and by its acceptance hereof each Holder hereby confirms that it is the intention of all such parties that the guarantee by such Guarantor pursuant to its Guarantee not constitute a fraudulent transfer or conveyance for purposes of any Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar Federal or state law. To effectuate the foregoing intention, the Holders and such Guarantor hereby irrevocably agree that the obligations of such Guarantor under the Guarantee shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guarantee or pursuant to Section 15.05 hereof, result in the obligations of such Guarantor under the Guarantee not constituting such fraudulent transfer or conveyance.
     Section 15.04. Release of Guarantor. The Guarantee will, so long as no Event of Default shall have occurred and be continuing, be automatically and unconditionally released without any action on the part of the Trustee or the Holders of the Securities: (1) if, as of the end of two consecutive fiscal years (other than any fiscal year preceding the date upon which the Guarantor became a Guarantor hereunder), the Guarantor no longer qualifies as a Significant Subsidiary; (2) upon any sale, exchange or transfer, to any Person not an Affiliate of the Company, of all of the Company’s direct or indirect interest in such Guarantor provided such sale is not prohibited under Article Eleven; (3) upon the payment in full of the Securities; or (4) discharge of the Securities pursuant to the penultimate paragraph of Section 12.02. The Trustee shall deliver an appropriate instrument evidencing such release upon receipt of a request by the Company accompanied by an Officers’ Certificate and Opinion of Counsel certifying as to the compliance with this Section 15.04.
     Section 15.05. Contribution. In order to provide for just and equitable contribution among the Guarantors, the Guarantors agree that in the event any payment or distribution is made by any Guarantor (a “Funding Guarantor”) under its Guarantee, such Funding Guarantor shall be entitled to a contribution from all other Guarantors in a pro rata amount based on the Adjusted Net Assets (as defined below) of each Guarantor (including the Funding Guarantor) for all payments, damages and expenses incurred by that Funding Guarantor in discharging the Company’s obligations with respect to the Securities or any other Guarantor’s obligations with respect to the Guarantee. “Adjusted Net Assets” of such Guarantor at any date shall mean the lesser of the amount by which (x) the fair value of the property of such Guarantor exceeds the total amount of liabilities, including, without limitation, contingent liabilities (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date), but excluding liabilities under the Guarantee, of such Guarantor at such date and (y) the present fair salable value of the assets of such Guarantor at such date exceeds the amount that will be required to pay the probable liability of such Guarantor on its debts (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date), excluding debt in respect of the Guarantee of such Guarantor, as they become absolute and matured.
     Section 15.06. Waiver of Subrogation. Until all Securities and all other payment obligations of the Company hereunder or under any Securities are paid in full, each Guarantor hereby irrevocably waives any claims or other rights which it may now or hereafter acquire against the Company that arise from the existence, payment, or enforcement of such Guarantor’s obligations under the Guarantee and this Indenture, including, without limitation, any right of subrogation, reimbursement, exoneration, indemnification, and any right to participate in any claim or remedy of any Holder against the Company, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Guarantor in violation of the preceding sentence and the Securities shall not have been paid in full, such amount shall have been deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Holders, and shall, forthwith be paid to the Trustee for the benefit of such Holders to be credited and applied upon the Securities, whether matured or unmatured, in accordance with the terms of this Indenture. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Indenture and that the waiver set forth in this Section 15.06 is knowingly made in contemplation of such benefits.
     Section 15.07. Execution of Guarantee. (a) To evidence their Guarantee to the Holders set forth in this Article Fourteen, each Guarantor hereby agrees to execute the Guarantee in substantially the form attached hereto as Exhibit A, which shall be endorsed on each Security ordered to be authenticated and delivered by the Trustee after the date such Guarantor becomes a Guarantor; provided, however, the Trustee may, in its sole discretion, require any Guarantor that delivers a supplemental indenture pursuant to Section 4.07 to execute after the date of such supplemental indenture a Guarantee on any outstanding Security. Each Guarantor hereby agrees that its Guarantee set forth in this Article Fourteen shall remain in full force and effect notwithstanding any failure (i) to endorse on each Security a notation of such Guarantee or (ii) to confirm that its obligations under the Guarantee shall survive any consolidation, merger, sale or conveyance pursuant to Section 11.01. Each such Guarantee shall be signed on behalf of each Guarantor by one of its authorized Officers prior to the authentication of the Security on which it is endorsed, and the delivery of such Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of such Guarantee on behalf of such Guarantor. Such signatures upon the Guarantee may be by manual or facsimile signature of such officers and may be imprinted or otherwise reproduced on the Guarantee, and in case any such officer who shall have signed the Guarantee shall cease to be such officer before the Security on which such Guarantee is endorsed shall have been authenticated and delivered by the Trustee or disposed of by the Company, such Security nevertheless may be authenticated and delivered or disposed of as though the Person who signed the Guarantee had not ceased to be such officer of the Guarantor.
     (b) Any supplemental indenture entered into and delivered pursuant to Section 4.07 shall provide such Guarantor’s address for notice pursuant to Section 16.03.
     Section 15.08. Waiver of Stay, Extension or Usury Laws. Each Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive such Guarantor from performing its Guarantee as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) each such Guarantor hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.
ARTICLE SIXTEEN.
Miscellaneous Provisions.
     Section 16.01. Benefits of Indenture Restricted to Parties, Holders of Senior Indebtedness and Securityholders. Nothing in this Indenture or in the Securities or Coupons,

expressed or implied, shall give or be construed to give to any Person, firm or corporation, other than the parties hereto and their successors, the holders of any Senior Indebtedness and the Holders of the Securities or Coupons, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors, the holders of any Senior Indebtedness and of the Holders of the Securities or Coupons.
     Section 16.02. Provisions Binding on Company’s Successors. All the covenants, stipulations, promises and agreements in this Indenture contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.
     Section 16.03. Addresses for Notices, etc. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Securities to or on the Company may be given or served by being deposited postage prepaid first class mail in a post office letter box addressed (until another address is filed by the Company with the Trustee), as follows: Residential Capital Corporation, 8400 Normandale Lake Boulevard, Minneapolis, Minnesota 55437. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Securities to or on any Guarantor may be given or served by being deposited postage prepaid first class mail in a post office letter box addressed (until another address is filed by the Company with the Trustee), at the address for such Guarantor set forth on Exhibit B hereto or in the Supplemental Indenture pursuant to which such Guarantor shall have guaranteed the Company’s obligations hereunder. Any notice, direction, request or demand by any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at its Corporate Trust Office, which is at the date of this Indenture, 60 Wall Street, New York, New York 10005 (with a copy to Deutsche Bank National Trust Company, Global Transaction Banking, Trust and Securities Services, 25 DeForest Avenue, Mail Stop 01-0105, Summit, New Jersey 07901), except that for purposes of presentation of Securities for payment or registration of transfer or exchange, such term means the office or agency which at any particular time its corporate agency business shall be conducted, which at the date of this Indenture is Deutsche Bank National Trust Company, Global Transaction Banking, Trust and Securities Services, 25 DeForest Avenue, Mail Stop 01-0105, Summit, New Jersey 07901.
     Section 16.04. Evidence of Compliance with Conditions Precedent. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers’ Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.
     Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that the Person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.
     Section 16.05. Legal Holidays. Except as otherwise specified as contemplated by Section 2.01 for Securities of any series, in any case where the date of maturity of any interest, premium or Additional Amounts on or principal of the Securities or the date fixed for redemption of any Securities shall not be a Business Day in a city where payment thereof is to be made, then payment of any interest, premium or Additional Amounts on, or principal of such Securities need not be made on such date in such city but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.
     Section 16.06. Trust Indenture Act to Control. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture by operation of Sections 310 to 317, inclusive, of the Trust Indenture Act (an “incorporated provision”), such incorporated provision shall control.
     Section 16.07. Execution in Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.
     Section 16.08. New York Contract. This Indenture and each Security shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of said State. Any claims or proceedings in respect of this Indenture shall be heard in a federal or state court located in the State of New York.
     Section 16.09. Judgment Currency. The Company agrees, to the fullest extent that it may effectively do so under applicable law, that (a) if for the purposes of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of or interest on the Securities of any series (the “Required Currency”) into a currency in which a judgment will be rendered (the “Judgment Currency”), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the date on which final unappealable judgment is entered, unless such day is not a New York Banking Day, then, to the extent permitted by applicable law, the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the New York Banking Day preceding the day on which final unappealable judgment is entered and (b) its obligations under this Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with subsection (a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the

Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture. For purposes of the foregoing, “New York Banking Day” means any day except a Saturday, Sunday or a legal holiday in The City of New York or a day on which banking institutions in The City of New York are authorized or required by law or executive order to close.
     Section 16.10. Severability of Provisions. Any prohibition, invalidity or unenforceability of any provision of this Indenture in any jurisdiction shall not invalidate or render unenforceable the remaining provisions hereto in such jurisdiction and shall not invalidate or render unenforceable such provisions in any other jurisdiction.
     Section 16.11. Company Released From Indenture Requirements Under Certain Circumstances. Whenever in this Indenture the Company shall be required to do or not to do anything so long as any of the Securities of any series shall be Outstanding, the Company shall, notwithstanding any such provision, not be required to comply with such provisions if it shall be entitled to have this Indenture satisfied and discharged pursuant to the provisions hereof, even though in either case the Holders of any of the Securities of that series shall have failed to present and surrender them for payment pursuant to the terms of this Indenture.
     Deutsche Bank Trust Company Americas hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.
[Signature pages follow.]

     IN WITNESS WHEREOF, RESIDENTIAL CAPITAL CORPORATION and each Guarantor a party hereto, has caused this Indenture to be signed and acknowledged by its Chairman of the Board or one of its Vice Chairmen of the Board or its President or its Chief Executive Officer or its Chief Financial Officer or one of its Executive Vice Presidents or one of its Senior Vice Presidents or one of its Vice Presidents or its Managing Director or its Treasurer; and DEUTSCHE BANK TRUST COMPANY AMERICAS has caused this Indenture to be signed, all as of the day and year first above written.

RESIDENTIAL CAPITAL CORPORATION

By:	/s/ Dave L. Olson

Name: Dave L. Olson
Title: Chief Financial Officer and Director

GMAC RESIDENTIAL HOLDING CORP., as Guarantor

By:	/s/ David M. Applegate

Name: David M. Applegate
Title: Chief Executive Officer and President

GMAC MORTGAGE CORPORATION, as Guarantor

By:	/s/ David M. Applegate

Name: David M. Applegate
Title: Chief Executive Officer and President

GMAC-RFC HOLDING CORP., as Guarantor

By:	/s/ Bruce J. Paradis

Name: Bruce J. Paradis
Title: President

\

RESIDENTIAL FUNDING CORPORATION, as Guarantor

By:	/s/ Bruce J. Paradis

Name: Bruce J. Paradis
Title: President

HOMECOMINGS FINANCIAL NETWORK, INC., as Guarantor

By:	/s/ David M. Applegate

Name: David M. Applegate
Title: Chief Executive Officer and President

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By: DEUTSCHE BANK NATIONAL TRUST COMPANY

By:	/s/ Yana Kalachikov

Name: Yana Kalachikov
Title: Assistant Vice President

By:	/s/ Rodney Gaughan

Name: Rodney Gaughan
Title: Assistant Vice President

Exhibit A
Form of Subordinated Guarantee
     Each of the undersigned (the “Guarantors”) hereby jointly and severally unconditionally guarantees, to the extent set forth in the Subordinated Indenture dated as of April 17, 2006, among Residential Capital Corporation, as issuer, the Guarantors and Deutsche Bank Trust Company Americas, as Trustee (as amended, restated or supplemented from time to time, the “Indenture”), and subject to the provisions of the Indenture, (a) the due and punctual payment of the principal of, and premium, if any, and interest on the Securities, when and as the same shall become due and payable, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on overdue principal of, and premium and, to the extent permitted by law, interest, and the due and punctual performance of all other obligations of the Issuer to the Holders or the Trustee, all in accordance with the terms set forth in Article Fifteen of the Indenture, and (b) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same shall be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.
     The obligations of the Guarantors to the Holders and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Article Fifteen of the Indenture and reference is hereby made to the Indenture for the precise terms and limitations of this Guarantee including, without limitation, those set forth in Article Thirteen thereof relating to subordination.
     IN WITNESS WHEREOF, each of the Guarantors has caused this Subordinated Guarantee to be signed by a duly authorized officer.
[THE GUARANTORS]
Dated:

Exhibit B
Notice Address for Guarantors
GMAC Residential Holding Corp.
8400 Normandale Lake Boulevard
Minneapolis, MN 55437
tel.: (952) 857-7000
Attention: General Counsel
GMAC-RFC Holding Corporation
8400 Normandale Lake Boulevard
Minneapolis, MN 55437
tel.: (952) 857-7000
Attention: General Counsel
GMAC Mortgage Corporation
100 Witmer Road
Horsham, PA 19044
tel.: (215) 682-1562
Attention: General Counsel
Residential Funding Corporation
8400 Normandale Lake Boulevard
Minneapolis, MN 55437
tel.: (952) 857-7000
Attention: General Counsel
HomeComings Financial Network, Inc.
8400 Normandale Lake Boulevard
Minneapolis, MN 55437
tel.: (952) 857-7000
Attention: General Counsel